UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1.  Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	SEMIANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. The Funds resumed the quarterly distribution policies for their common stock, at a 5% annual rate, in March 2011. Please see page 18-20 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 20 or visit our website at www.roycefunds.com.

This page is not part of the 2011 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

Performance Table	2

Letter to Our Stockholders	3

Postscript: Decisions, Decisions	9

Small-Cap Market Cycle Performance	10

2011: In Quotes	60

Semiannual Report to Stockholders	11

For more than 35 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through June 30, 2011

	Royce	Royce	Royce	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000 Index

Year-to-Date[1]	5.39%	3.12%	3.71%	6.21%

One-Year	41.59	34.62	37.02	37.41

Three-Year	6.92	6.23	2.89	7.77

Five-Year	4.33	3.18	6.03	4.08

10-Year	7.78	8.46	11.02	6.27

15-Year	10.60	10.34	n.a.	7.37

20-Year	11.70	n.a.	n.a.	9.82

Since Inception	11.06	11.05	11.42	–

Inception Date	11/26/86	12/14/93	11/1/96[2]	–

[1] Not annualized
[2] Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies.

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Letter to Our Stockholders

Déjà vu All Over Again?
Some have suggested that the first half of 2011 looked uncannily like that of 2010. We admit that there are some striking similarities. As 2010 began, the stock market briefly stumbled out of the gate before regaining its feet, and the highly charged rally that began early in March of 2009 resumed its brisk pace. However, the month of April brought a more serious correction that lingered into early July, precipitated by fears of sovereign debt crises in Europe, anxiety over the U.S. and Chinese economies and an environmental disaster. In 2011, a sluggish January quickly yielded to an extension of the dynamic market that had characterized 2010 as a whole. This segment of the bull run then quickly reversed direction in April—truly the cruelest month for equity investors over the last two years—as renewed concerns over European fiscal solvency, another round of hand-wringing over the rate of growth in the U.S. and China, and a series of catastrophic events in Japan combined to rouse the bear.
     However superficially close, the parallels between the first halves of 2010 and 2011 were never quite as neat as some observers suggested. Any resemblance began to break down decisively in the middle of June, when the market shook off its doldrums with a rally that lasted through most of July. Unlike the first six months of 2010, the market bore

We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010.

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Charles M. Royce, President

We have spent a lot of time talking
about dividends lately, but they
have been important to us as an
investment theme since Chuck Royce
assumed full investment control of
Royce Pennsylvania Mutual Fund in
November 1972. However, our work
with dividend-paying small-cap stocks
became particularly focused in 1979,
when we agreed to create a portfolio
for an institutional client who
informed us at the last minute that
every stock in the portfolio had to pay
a dividend. That experience eventually
led us to introduce Royce Total
Return Fund in 1993, Royce Dividend
Value Fund in 2004 and Royce Global
Dividend Value Fund in 2011, all of
which seek both long-term growth and
current income.

Our long history of finding what we
think are undervalued, fundamentally
strong dividend payers in the small-cap
world makes us a bit bemused as to why
so many other investors ignore small-
cap dividend-paying companies; they
simply do not associate the small-cap
asset class with dividends. However, we
have long maintained that dividends can
be an integral part of a successful long-
term investment strategy in the small-
cap asset class. Our experience suggests
that including dividend-paying smaller
companies in an equity portfolio

Continued on page 6...

Letter to Our Stockholders

only slightly ill effects by the end of 2011’s first half, despite the relentless flow of negative news and pervasive feeling of economic anxiety that have distinguished both years. The stock market’s greater resilience thus far through 2011 can be seen by measuring each year’s respective spring-summer downturn. June 2010 ended in the midst of a correction that would ultimately drop small-cap stock prices by more than 20% by early July, while 2011’s first down period, which lasted from the interim small-cap high on April 29 to the next small-cap low on June 13, saw the small-cap Russell 2000 Index lose less than half that amount.
     All of this makes the question of what may happen next perplexing. What bemuses us as we look back on both periods is that the first half of 2011 was arguably, if not worse, then at least more uncertain, in terms of headline-making developments. For example, in addition to those events already mentioned, we have been through a series of natural disasters here in the States, brinkmanship in Washington over raising the debt ceiling, and ongoing debates about how to deal with deficits and jobs, the latter two made worse because the beckoning election year has been encouraging even larger doses of partisanship than usual. So while the correction was not at all surprising—bull market interruptions have been very common historically—we are concerned about what looks like an almost casual shrugging off of significant events by large numbers of investors, some of whom are likely the same people who sold at the first sign of trouble. On the one hand, then, our contrarian perspective makes us skeptical of the rally that closed out the first half. On the other hand, our long-term view of both the equity market and the economy remains reasonably bright. We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010. In all, we remain modestly bullish and cautiously optimistic about the years ahead.

Seen It All Before
Year-to-date results for the major stock indexes were positive, though they were muted by the second quarter’s higher volatility. From our perspective, the most notable development in the first half of 2011 was seeing small-cap’s seemingly unassailable market leadership contested. For the year-to-date period ended June 30, 2011, the small-cap Russell 2000 Index gained 6.2%, while the large-cap S&P 500 Index was up 6.0%, the Russell 1000 Index climbed 6.4%, and the more tech-oriented Nasdaq Composite returned 4.6%. These results were the combined effect of the year’s very different quarters. The first, while

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it saw numerous shifts in market leadership, was a pleasant, placid bull period compared to what followed. Small-cap companies edged out their larger counterparts between January and March, with the Russell 2000 up 7.9% compared to respective gains of 5.9% and 6.2% for the large-cap S&P 500 and Russell 1000, and 4.8% for the Nasdaq.

It should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

          The second quarter, while offering a distinctly mixed bag for equities, saw small-caps cede leadership to their large-cap siblings. The Russell 2000 fell 1.6% in the second quarter versus a slender gain of 0.1% for both the S&P 500 and Russell 1000, and a loss of 0.3% for the Nasdaq Composite. One-year returns remained very strong for all four domestic indexes, and were led by small-caps. The Russell 2000 climbed 37.4%, the S&P 500 rose 30.7%, the Russell 1000 was up 31.9%, and the Nasdaq Composite gained 31.5%. Small-caps also led over longer-term periods, as the Russell 2000 outperformed each of its large-cap counterparts, the S&P 500 and Russell 1000, for the trailing three-, five-, 10-, 15- and 20-year periods ended June 30, 2011.

          Year-to-date results for non-U.S. equity indexes were somewhat in line with their domestic cousins, with the Russell Global ex-U.S. Small Cap Index finishing further behind its large-cap counterpart, the Russell Global ex-U.S. Large Cap Index, up 0.8% versus a gain of 4.1%. The lower year-to-date results relative to U.S. indexes were attributable to significantly lower first-quarter returns, with the Russell Global ex-U.S. Large Cap gaining 3.6%, while its non-U.S. small-cap equivalent gained 1.0%. While non-U.S. indexes generally enjoyed slightly better performance than the domestic indexes in the second quarter, it was not enough to overcome the first quarter’s relative disadvantage. For the second quarter, the Russell Global ex-U.S. Large Cap was up 0.4%, while the Russell Global ex-U.S. Small Cap declined 0.2%.

          Arguably the market’s unsung heroes, domestic mid-cap stocks, as measured by the Russell Midcap Index, outpaced their small-cap and large-cap equivalents for the year-to-date period ended June 30, 2011, up 8.1%. Micro-caps, as measured by the Russell Microcap Index, were the worst performers along the market cap spectrum, up 3.1% for the six months ended June 30, 2011. Within small-cap, value, as measured by the Russell 2000 Value Index, fell behind growth, as measured by the Russell 2000 Growth Index for the year-to-date period (+3.8% versus +8.6%). In addition, small-cap growth led its value sibling in the trailing one-, three- and five-year periods, while trailing 10-, 15-, 20-, and 25-year returns belonged to small-cap value.

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potentially offers both an effective cushion against market volatility and a strong component of an investment’s total return, especially during lower-return periods.

We also believe that a company’s
practice of paying dividends is an
excellent measure of its underlying
quality and an intelligent form of
corporate governance. From our
perspective within the small-cap
world, where the words “dividend”
and “quality” are often considered
synonymous, adopting a dividend-
paying investment strategy could be a
key to long-term outperformance.
We believe that this is more than
usually relevant today, as we believe a
shift to higher quality companies may
be at hand.

Understanding a company’s capital
allocation decisions is a critical
element in our investment process.
This is especially important in a
market when corporate balance sheets
are generally in excellent condition
and, in many cases, flush with cash.
Dividends are by nature the byproduct
of healthy free cash flow generation.
Of the more than 4,140 domestic
small-cap companies (those with
market capitalizations up to $2.5
billion), 1,181 were dividend payers
as of the end of the first half of
2011; of these dividend-paying
companies, 757 had a dividend yield
of at least 2%.

Not surprisingly, the number of
dividend-paying companies located
outside of the United States is
even larger. In many foreign public

Continued on page 8...

Letter to Our Stockholders

2011 YEAR-TO-DATE NAV TOTAL RETURNS FOR THE ROYCE FUNDS VS. RUSSELL 2000 as of 6/30/11

Seeing Things
While these mood swings were the top story in equities during the first half, the return of volatility was not a development that struck us as unusual, especially considering that the market had previously been on a very dynamic run from the interim small-cap low on July 6, 2010. Some retreat from its recent highs was therefore to be expected at some point. The correction has so far been fairly modest and mostly painless, particularly in the wider context of the bull market that began following the bottom on March 9, 2009. Our thought is that, for all the surface similarities to last year’s first half, there are cyclical forces at work that are as much a factor as investors’ unease with the U.S. or global economies. It is also worth remembering that, though growth has decelerated, the economy is still growing. In addition, it should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock-stepped tandem. The recent pauses in both are very much in the range of what we consider normal.
     In addition, as contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios. So while we never look forward to corrections, we accept them as a fact of investment life, and then some. We see downturns as vital opportunities to re-evaluate and re-stock our portfolios. Even a brief reversal in the market can create ample chances to find what we see as well-managed, financially strong businesses with attractively low share prices.

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     The most recent downturn offers a typical example. Between the 2011 high on April 29 and the most recent small-cap low on June 13, the Russell 2000 Index fell 10.1%. During this span, 50% of the companies in the Russell 2000 were down more than 10%; 18% (360 companies) of the Index’s constituents were off more than 20%; and 5% (100 stocks) declined by more than 30%. Not all of these companies were worth buying. It usually takes at least a 30% discount to our estimate of a company’s worth for us to consider a purchase. However, even brief and not particularly dramatic downturns create chances for us to find what we think are great companies trading at alluringly reduced prices.

Sights Unseen
The issues of unemployment and housing continue to dominate the headlines, though we still maintain that there is far more good news about the economy on a company by company basis. In fact, from the standpoint of balance sheets, cash flows, revenues and profits, corporations have seldom been in better shape. However, as long as unemployment remains high and housing continues to correct, the focus will remain on those two. The latter is, we think, less of a problem. Real estate cycles tend to unwind very slowly, and this one shows no signs of being any different. It may actually take years because the run-up in housing prices was so extreme. Any expectation that a correction would be quick was entirely misplaced. Unemployment is a more significant issue, and we have no good answer as to why the much-discussed and hoped-for pick-up in employment has not yet materialized. Certainly any increase in jobs would be a huge benefit to the economy and society as a whole. Yet companies seem much more focused on continuing to improve revenues and profits than they are on hiring, at least here in the U.S., something that we do not necessarily see changing in the intermediate future.
     So the economy is by no means out of the woods yet. This observation can be balanced, however, by our contention that it is closer to recovery than it has been since the recession began in 2007. Clearly, it has been a long, unhappy ride for many. And there have been numerous instances in history when the market was either ahead of the economy or, as we think is currently the case, when headlines are fixated on bad news while many individual companies have been doing well. Ultimately, we are throwing our lot in with companies, and the message that we have been receiving lately in our meetings with management is far more optimistic than what we see in the headlines.

As contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios.

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markets, there is typically both a
stronger embrace of dividends by
shareholders and a higher incidence
of founding-family owners who
want dividends for income. Yields in
many foreign markets are also quite
generous, particularly for smaller
companies. Many high-quality small
companies earn more than they
need in terms of reinvestment in
the business. This excess profit, or
free cash flow, is a vital qualitative
component that we look for in
companies regardless of location,
along with a strong balance sheet and
an established record of earnings.

Despite an abundance of small-cap
companies that pay dividends, very
few fund managers focus on dividends
within the small-cap universe. Most
focus on capital appreciation instead
of total return, while in the large-cap
universe, total return or equity income
approaches are far more common.

This fact is further borne out by
Morningstar data. Of the 548 small-
cap objective funds identified by
Morningstar as of June 30, 2011, only
four funds have dividend, income or
total return in their respective names
(two of which are Royce Funds). Yet
dividends in the small-cap universe
perform the same role that they do in
the large-cap area—they may tend
to reduce a stock price’s downside
volatility and allow an investor to
start the year with a positive return
as a result of the dividend. To our
way of thinking, that’s an irresistible
combination for risk-conscious value
investors like ourselves.

Letter to Our Stockholders

     Still, we would not be surprised if the coming months brought another downturn. We did not become too excited by the rally that closed out June, which, though welcome, did little to convince us that the downturn was over. While we continue to believe that stocks can generate positive returns over the next two or three years, we are not anticipating a rally in the second half of 2011 such as the one we had in the final six months of 2010. As stated, our bullishness and optimism are real, but low key. We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2011

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Decisions, Decisions

“Not to decide is to decide.” – Theologian Harvey Cox

Washington DC has mostly been in a state of gridlock since the mid-term elections of 2010. While there has been no deficit in the number of potential solutions, policy prescriptions and bold new ideas—each one sure to both jump start the slow-growing economy and to keep it rolling along at a steady pace in the years to come—this proliferation of ideas has produced few actual decisions.
     If nothing else, the current political stalemate makes us grateful to be in a line of work in which indecision is simply not an option. Each day our talented market cap scale that are eager to move up or from larger players looking to consolidate their market share of a business.
     So before we even look at a company’s fundamentals, there are risk factors that come into play. Indeed, one reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces investment staff must make decisions that not only concern individual companies, but industries and sectors as well. There is an ever-present need to make choices about how to best position the portfolios for long-term capital appreciation.
     Many of the most critical decisions revolve around risk and volatility. In our own area of the equity universe, there is ample risk even for the seemingly best-managed companies in robust industries that boast enviable financial strength. We have seldom purchased shares of a business for which one of our portfolio managers could not act as a legitimate devil’s advocate.

One reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.

that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.
     Our decision-making follows a simple logic: the stronger the company, the more likely it will be to survive adversity, whether in its own industry or in the economy as a whole. This theory received its best test during the darkest days of the last correction. Between the fall of 2008 and late winter of 2009, most of our portfolio holdings were battered by the near-meltdown of the global financial system, but many held on to enjoy both revived business and resurgent stock prices.

Playing such a role, in fact, is a common step in our stock evaluation process. We think about risk all the time, about the possibility of what we refer to as ‘permanent capital impairment.’ It’s an important consideration when investing in small-cap stocks. In general, smaller companies are more fragile than their large-cap counterparts. They are more likely to be reliant on a single customer, usually involved in a single line of business and as such may be subject to a potentially fatal level of competition from insurgents beneath them on the

     Our business is obviously quite different from the process of legislating or policymaking. To state two of the most obvious reasons, our decisions are not nearly as momentous and their implementation is far less contentious. However, with all due respect to Harvey Cox, in our business, not deciding is never an option—there is really no such thing as not deciding when managing assets. Which suits us just fine.

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000 Index’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00 – 10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak (3/9/00–7/13/07)
For the full cycle, value provided a sizable margin over growth, which finished the period with a loss. Each of our closed-end funds held a large performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%). The latter two funds in particular benefited from their use of leverage during this, as well as in subsequent, bullish periods.

Peak-to-Current (7/13/07–6/30/11)
During the difficult, volatile decline that ended 3/9/09, both value and growth posted similarly negative returns. Events in the financial markets immediately preceding the end of 2008’s third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued to

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to-
	Peak	Trough	Current	Current
	3/9/00-	7/13/07-	3/9/09-	7/13/07-
	7/13/07	3/9/09	6/30/11	6/30/11
Russell 2000	54.8%	-58.9%	148.5%	2.2%
Russell 2000 Value	189.4	-61.1	143.0	-5.5
Russell 2000 Growth	-14.8	-56.8	153.7	9.7
Royce Value Trust	161.3	-65.6	191.6	0.4
Royce Micro-Cap Trust	175.9	-66.3	183.5	-4.6
Royce Focus Trust	264.2	-58.3	147.1	3.1

fall, though it has since recovered significantly, gaining 148.5% from 3/9/09 through 6/30/11. Royce Focus Trust outperformed the index during the decline, while Royce Value Trust and Royce Micro-Cap Trust trailed. This pattern was reversed in the bullish phase from the bottom on 3/9/09 through 6/30/11. Royce Value Trust and Royce Micro-Cap Trust substantially outperformed the Russell 2000 in this period, while Royce Focus Trust narrowly trailed the benchmark.

Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

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The Royce Funds 2011 Semiannual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			5.39%

One-Year			41.59

Three-Year			6.92

Five-Year			4.33

10-Year			7.78

15-Year			10.60

20-Year			11.70

Since Inception (11/26/86)			11.06

[1]Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2010	30.3%	2000	16.6%

2009	44.6	1999	11.7

2008	-45.6	1998	3.3

2007	5.0	1997	27.5

2006	19.5	1996	15.5

2005	8.4	1995	21.6

2004	21.4	1994	0.1

2003	40.8	1993	17.3

2002	-15.6	1992	19.3

2001	15.2	1991	38.4

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Coherent			1.1%

Oil States International			1.1

Sapient Corporation			1.0

HEICO Corporation			1.0

Nordson Corporation			1.0

Rofin-Sinar Technologies			0.9

Alleghany Corporation			0.8

Newport Corporation			0.8

Ritchie Bros. Auctioneers			0.8

Reliance Steel & Aluminum			0.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrials			26.3%

Information Technology			20.3

Financials			19.8

Consumer Discretionary			11.7

Materials			10.2

Health Care			7.8

Energy			6.7

Consumer Staples			2.2

Diversified Investment Companies			0.4

Miscellaneous			3.8

Bond and Preferred Stocks			0.1

Cash and Cash Equivalents			9.8

Royce Value Trust

Manager’s Discussion
Economic data for the first half of 2011 was uneven, with global growth being affected by stubbornly high commodity prices, including a spike in oil following civil unrest in major oil producing areas and the toll of natural disasters such as the floods in New Zealand and tsunami in Japan. Corporate earnings continued to be a bright spot as companies effectively managed costs while experiencing solid revenue growth, boosting margins. Royce Value Trust (RVT), with its broadly diversified portfolio of small- and micro-cap stocks, performed reasonably well in 2011’s volatile first half. Over the period, RVT gained 5.4% on an NAV basis, and 5.3% based on the market price of its shares, trailing its unleveraged small-cap benchmarks, the Russell 2000 Index, which added 6.2%, and the S&P SmallCap 600 Index, which rose 7.5%.
     The Fund’s relative performance in each of the first two quarters of 2011 was largely in line with its benchmarks as well. During the bullish first quarter, which garnered strength from continued solid corporate earnings reports, the Fund rose 8.2% and 7.1% on an NAV and market price basis, respectively, while the Russell 2000 gained 7.9%, and the S&P SmallCap 600 advanced 7.7%. During the volatile second quarter, when small-cap stock prices suffered a 10% correction following renewed concerns over Greek sovereign finances, only to be followed by a sharp rally as European policy makers sought to control the contagion, RVT generated an NAV decline of 2.6% and a market price loss of 1.8% compared to the Russell 2000’s drop of 1.6%, and the S&P SmallCap 600’s decline of 0.2%.

     Now more than two years removed from the market lows on March 9, 2009, there has been substantial progress in the healing of financial markets and the investor confidence that ultimately supports them. While risk managers first and foremost, we were quite pleased that RVT was able to maintain its impressive lead over its benchmarks in this volatile but bullish period. While not without periodic setbacks, RVT performed admirably, outpacing both of its benchmarks from the small-cap low on March 9, 2009 through June 30, 2011, with gains of 191.6% (NAV) and 210.5% (market price) compared to the Russell 2000 and the S&P 600, which advanced 148.6% and 151.4%, respectively. On an NAV basis, the Fund beat both its benchmarks for the one-year, 15-year, 20-year and since inception (11/26/86) periods ended June 30, 2011 and also added an advantage over the Russell 2000 for the five-year and 10-year periods. RVT’s NAV average annual total return since inception was 11.1%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

CARBO Ceramics	0.24%

Oil States International	0.23

SRA International Cl. A	0.22

HEICO Corporation	0.22

Coherent	0.21

[1] Includes dividends

     Investors seemed to grow more comfortable focusing on company specific fundamentals as opposed to the constant barrage of macroeconomic risks that had so consumed them in the period following the financial crisis. This trend was evident in the Fund’s sector results. Six of the Fund’s 11 equity sectors contributed positively to returns in the first half, two detracted from returns, and the remaining three were essentially flat. Industrials and Information Technology

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

12 | The Royce Funds 2011 Semiannual Report to Stockholders

Performance and Portfolio Review

were the top gainers followed by Energy and Health Care. Materials was the worst performer, joined by a modest loss in Consumer Staples. Performance in each demonstrated that even typically defensive areas of the market exhibited pockets of weakness. At the industry level, energy equipment & services, machinery, and electronic equipment, instruments & components, each from different sectors, contributed most. Metals & mining, automobiles, and diversified consumer services were the worst performing industries, as a sharp second-quarter drop in silver prices hurt mining companies, while a spike in oil prices dented an already bruised consumer.
     CARBO Ceramics, a long-time Royce holding, was the best performer in the period. This leading producer and supplier of ceramic proppants used in horizontal shale drilling activity has benefited from extremely strong pricing in this supply constrained commodity critical to the success of shale wells. Oil States International was another top performer for the Fund. This leading provider of specialty products and services to oil and gas drilling and exploration companies, saw a jump in its shares as a rising tide of increasing oil prices and subsequent high levels of demand for each of the company’s four primary business units—accommodations, offshore products, tubular services and well site services—led to high earnings and cash flow growth.

     On the negative side, one notable loser was also one of our longstanding favorites, Patriot Transportation Holding. Hailing from the Industrial sector, its unique combination of transportation and real estate businesses reported lackluster earnings that were uninspiring to investors. However, with strong balance sheet, gradual improvement in its various lines of business and our view that the market substantially undervalues its assets, we continue to maintain our positive stance on the company. E-House China Holdings, a Shanghai-based real estate services operation with strong national brand recognition, was adversely affected by Chinese tightening on interest rates and more specific measures instituted by the Chinese government (and municipal governments) to discourage real estate speculation. Like many small-cap and micro-cap U.S. listed companies that are based in China or derive a large portion of their business from China, E-House China Holdings was also pressured due to the accounting irregularities at another U.S. listed Chinese firm during the period.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Patriot Transportation Holding	-0.16%

E-House China Holdings ADR	-0.13

Winnebago Industries	-0.11

Hawkins	-0.11

Hecla Mining	-0.10

[1]Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 6/30/11

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,476 million

Weighted Average P/E Ratio[2]	16.3x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	81.3%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	28.0%

Fund Total Net Assets	$1,371 million

Net Leverage[3]	9%

Turnover Rate	12%

Number of Holdings	581

Symbol
Market Price	RVT
NAV	XRVTX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/11).
[3] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/11 at NAV or Liquidation Value

67.0 million shares of Common Stock	$1,151 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Stockholders | 13

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			3.12%

One-Year			34.62

Three-Year			6.23

Five-Year			3.18

10-Year			8.46

15-Year			10.34

Since Inception (12/14/93)			11.05

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2010	28.5%	2001	23.4%

2009	46.5	2000	10.9

2008	-45.5	1999	12.7

2007	0.6	1998	-4.1

2006	22.5	1997	27.1

2005	6.8	1996	16.6

2004	18.7	1995	22.9

2003	55.5	1994	5.0

2002	-13.8

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			1.8%

Sapient Corporation			1.7

Tennant Company			1.2

Seneca Foods			1.1

Epoch Holding Corporation			1.1

Richardson Electronics			1.1

Raven Industries			1.0

Drew Industries			1.0

America’s Car-Mart			1.0

HEICO Corporation			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrials			25.9%

Information Technology			18.8

Financials			16.9

Consumer Discretionary			12.6

Materials			8.9

Health Care			7.1

Energy			4.4

Consumer Staples			3.1

Telecommunication Services			0.5

Utilities			0.1

Miscellaneous			4.0

Preferred Stock			0.4

Cash and Cash Equivalents			16.2

Royce Micro-Cap Trust

Manager’s Discussion
Following two stellar years for micro-cap stocks in 2009 and 2010, our mean reversion sensibilities anticipated some moderation in the pace of gains as we entered 2011. Interestingly, the first half of 2011 contained many of the same headlines—deteriorating European sovereign finances, Chinese inflation, developed markets’ currency debasement, U.S. economic slowdown—that had worried investors in 2010. Focused exclusively on the fortunes of individual companies, we continue to be pleased with the progress businesses are making in this less than ideal macroeconomic backdrop. While returns did moderate in the first half of 2011, earnings are growing at a healthy pace and the already strong financial position of many companies continues to build. Over the first six months of 2011, RMT gained 3.1% on an NAV (net asset value) basis, and 3.3% based on the market price of its shares, underperforming its unleveraged small-cap benchmark, the Russell 2000 Index, which advanced 6.2%, and performing in line with the Russell Microcap Index, which rose 3.1%, for the same period.

     During the more bullish first quarter, RMT gained a respectable 6.5% on an NAV basis and 5.8% based on market price, compared to respective advances of 7.9% and 6.8% for the Russell 2000 and Russell Microcap Indexes. When stock prices turned volatile in the second quarter, the Fund lost 3.2% on an NAV basis and 2.4% on a market price basis. For the same period, the Russell 2000 fell 1.6%, and the Russell Microcap retrenched 3.5%. So though it gave up a bit of ground from the market low on March 9, 2009 through June 30, 2011, RMT maintained its impressive lead, up 183.5% (NAV) and 200.3% (market price) compared to the Russell 2000, which was up 148.6%, and the Russell Microcap, which rose 147.1%. On an NAV basis, the Fund outpaced the Russell Microcap Index for the one-, five- and 10-year periods ended June 30, 2011. (Returns for the Russell Microcap Index only go back to 2000.) On both an NAV and market price basis, RMT was ahead of the Russell 2000 for the 10-year, 15-year and since inception (12/14/93) periods ended June 30, 2011. RMT’s NAV average annual total return since inception was 11.1%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Heritage-Crystal Clean	0.44%

Kennedy-Wilson Holdings	0.35

Sapient Corporation	0.32

Frequency Electronics	0.25

Tejon Ranch	0.24

[1] Includes dividends

     For the first half of 2011, eight of the Fund’s ten equity sectors made positive contributions to performance, with Information Technology and Industrials leading the way. Consumer Staples and Utilities were the only detractors in the period. At the industry level, electronic equipment, instruments & components was the top performer. Two industries from the Industrials sector, commercial services & supplies and machinery, came next, both benefiting from the continued renaissance in U.S. manufacturing that has long been a theme at Royce. Food products from within the Consumer Staples sector put a notable drag on performance, as higher commodity costs dug into margins in this typically defensive area of the market. Cyclical companies broadly were under pressure, especially in the second quarter, as risk aversion resurfaced following uneven economic data and increased headline anxieties.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

14 | The Royce Funds 2011 Semiannual Report to Stockholders

Performance and Portfolio Review

     Correlation in the market continued to decline in the first half of 2011, which was a welcome reprieve from the highly correlated characteristics that defined much of the recovery period off the bear market lows in March 2009. This was a gratifying turn of events as our process is focused on the successes and failures of individual companies. Not surprisingly, we had some of each in the first half. On the positive side, Heritage-Crystal Clean, a leading provider of industrial and hazardous waste services, was RMT’s top gainer. Benefiting from continued positive trends in environmental services, broadly, the company also continued to expand its network of small- and mid-sized customers that generally have more limited resources to dedicate to waste remediation, and look to companies like Heritage-Crystal to fulfill this highly regulated area of their business. Kennedy-Wilson Holdings is a vertically integrated international real estate and investment services company that expanded its footprint to include Europe (along with existing business in the U.S. and Japan) through the acquisition of Bank of Ireland’s real estate investment management business. In the U.S., the company continued to source attractive deals through its extensive network of real estate partners.

     Patriot Transportation Holding detracted most from first-half returns. Hailing from the Industrials sector and possessed of a unique combination of transportation and real estate businesses, it reported lackluster earnings. A long-term holding in the portfolio, Patriot boasts a very strong balance sheet, is seeing gradual improvement in its various lines of business and continues to have what we believe are substantially undervalued assets. Another notable loser was Origin Agritech, a U.S. listed company headquartered in China that is engaged in the manufacture and distribution of hybrid and genetically modified crop seeds. The company reported earnings that missed analyst expectations mostly as a result of a drop in revenues due to changing planting schedules of farmers. R&D expenses were also higher than expected as the company continued to invest in developing their product portfolio. Its share price also suffered in the wake of accounting fraud revelations at another U.S. listed Chinese business. This development depressed the stocks of many U.S. listed Chinese companies in June, even those with no relation to the original firm.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Patriot Transportation Holding	-0.28%

Origin Agritech	-0.26

Fushi Copperweld	-0.19

Rentrak Corporation	-0.18

Flexsteel Industries	-0.17

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 6/30/11

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2]	Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$341 million

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	86.0%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	16.7%

Fund Total Net Assets	$377 million

Net Leverage[2]	3%

Turnover Rate	13%

Number of Holdings	334

Symbol
Market Price	RMT
NAV	XOTCX

[1] Geometrically calculated
[2] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/11 at NAV or Liquidation Value

27.8 million shares of Common Stock	$317 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Stockholders | 15

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			3.71%

One-Year			37.02

Three-Year			2.89

Five-Year			6.03

10-Year			11.02

Since Inception (11/1/96)[2]			11.42

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2010	21.8%	2003	54.3%

2009	54.0	2002	-12.5

2008	-42.7	2001	10.0

2007	12.2	2000	20.9

2006	16.3	1999	8.7

2005	13.3	1998	-6.8

2004	29.3	1997	20.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Franklin Resources			3.3%

Western Digital			3.3

Berkshire Hathaway Cl. B			3.3

Allied Nevada Gold			3.2

Analog Devices			3.1

GameStop Corporation Cl. A			2.9

Microsoft Corporation			2.9

Trican Well Service			2.9

Buckle (The)			2.9

Seabridge Gold			2.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Materials			25.9%

Financials			20.8

Information Technology			18.1

Energy			13.4

Industrials			9.0

Consumer Discretionary			7.5

Consumer Staples			5.6

Health Care			0.9

Cash and Cash Equivalents			12.9

Royce Focus Trust

Manager’s Discussion
A highly volatile market, particularly for many hard asset and industrial stocks, made for a disappointing first half for Royce Focus Trust (FUND). The Fund was up 3.7% on an NAV (net asset value) basis and 5.5% on a market price basis for the year-to-date period ended June 30, 2011, in each case behind the 6.2% gain of its unleveraged small-cap benchmark, the Russell 2000 Index, for the same period. The Fund began the year on a high note, with very strong absolute and relative results in the first quarter. Between January and March, it rose 8.5% on an NAV basis and 11.7% on a market price basis, in both instances ahead of the benchmark, which climbed 7.9% in the first quarter.
     The reversal arrived with the onset of higher volatility in late April. The Fund fell 10.9% on an NAV basis and 11.5% on a market price basis from the first half’s small-cap high on April 29 through its subsequent low on June 13, while the small-cap index declined 10.1%. Needless to say, we were hoping for a better result on both an absolute and relative basis. We were more discouraged by the portfolio’s failure to hold its value during the downdraft than we were in its relatively lackluster showing in the rally that closed out the first half. For the second quarter as a whole, FUND’s NAV return fell 4.4%, and its market price was off 5.6%, compared to a drop of 1.6% for the Russell 2000.

     This pattern mostly held in recent market cycle periods. Measuring from the small-cap peak on July 13, 2007 through the end of 2011’s first half, FUND gained 3.2% on an NAV basis, while it fell 9.8% on a market price basis. The Russell 2000 was up 2.2% for the same period. From the small-cap bottom on March 9, 2009 through June 30, 2011, the Fund rose 147.1% on an NAV basis and 134.2% on a market price basis compared to a gain of 148.6% for the small-cap index. Finally, from the interim small-cap low on July 6, 2010 though the end of June 2011, FUND gained 40.0% on an NAV basis and 42.6% on a market price basis versus a 41.9% return for the benchmark.
     On a market price basis, the Fund outperformed the Russell 2000 for the one-year, 10-year and since inception of our management (11/1/96) periods ended June 30, 2011. The Fund outpaced its benchmark on an NAV basis for the five-year, 10-year and since inception periods ended June 30, 2011. The Fund’s NAV average annual total return since the inception of our management was 11.4%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.79%

Timberland Company (The) Cl. A	0.82

Allied Nevada Gold	0.80

Unit Corporation	0.64

Helmerich & Payne	0.63

[1] Includes dividends

     The Materials sector detracted most from first-half results, and within the sector the most substantial losses by far came from holdings in the metals & mining industry. Many of these stocks did very well in 2010, including the Fund’s largest detractor in 2011’s first half, Pan American Silver, a Canadian company with operating mines in Mexico, Argentina, Bolivia and Peru. Its stock was punished by both the sharp reversal in silver prices and the negative effect of the president-elect of Peru campaigning on threats to nationalize or highly tax the country’s

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

16 | The Royce Funds 2011 Semiannual Report to Stockholders

Performance and Portfolio Review

mining industries, a position he considerably moderated once he was elected. We thought that the company was eminently capable of effectively managing its comparatively low Peruvian exposure and thus bought more shares in April. While the Arab Spring was a momentous event, unrest in Egypt had little effect on the gold mining business of Centamin Egypt. Its name alone, however, appeared to be enough to drive investors away. Seeing that operations at its primary mine in Egypt were continuing largely unaffected by political events, we added to our position in March.
     Also in the Materials sector, Allied Nevada Gold reflected the volatility of both the stock market and precious metals prices, though it ended the first half as the Fund’s third-largest positive contributor. A stock that we have held since 2007, we were drawn to its pristine balance sheet and skill at moving from exploration to production in several gold mines. We rebuilt our position in FUND’s portfolio during 2010’s fourth quarter. The first half’s top performer came from the IT sector, Varian Semiconductor Equipment Associates. We were impressed by its strong balance sheet and impressive market leadership in the semiconductor capital equipment business. Like many small-cap businesses of late, it was subject to M&A (mergers & acquisitions) activity—its acquisition at a substantial premium was announced in May, when we sold our shares as its price rose.

     In June, the acquisition of The Timberland Company by a large apparel company was announced. We had long loved the strong brand and balance sheet of the New Hampshire-based footwear and apparel business. The stock traded very cheaply over the last few years as a result of reduced consumer demand, some earnings disappointments, rising leather costs and import tax issues that hampered its business in Europe, so we were very pleased to see it acquired at a sizable premium, which prompted us to begin selling our position in earnest in June. Unit Corporation, which we have owned in the portfolio since 2006, is a hybrid company in the oil and natural gas industry that offers services to other exploration and production firms and that conducts its own activities in those areas. Its share price was quite volatile in the first half, but ended June on a high note. We took some gains during the first half.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.66%

Centamin Egypt	-0.46

Patriot Transportation Holding	-0.44

Teradyne	-0.37

Schnitzer Steel Industries Cl. A	-0.36

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 6/30/11

[1]	Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2]	Reflects the actual market price of one share as it traded on Nasdaq.
[3]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$4,107 million

Weighted Average P/E Ratio[2]	13.3x

Weighted Average P/B Ratio	2.0x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	70.1%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	31.1%

Fund Total Net Assets	$202 million

Net Leverage[3]	1%

Turnover Rate	22%

Number of Holdings	57

Symbol
Market Price	FUND
NAV	XFUNX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/11).
[3] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/11 at NAV or Liquidation Value

20.1 million shares of Common Stock	$177 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Year-to-date distribution total $0.37		14.492	276

6/30/11		$21,922		11,019	$189,417	$164,403

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

18  |  The Royce Funds 2011 Semiannual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Year-to-date distribution total $0.25		9.424	125

6/30/11		$8,900		4,807	$54,725	47,397

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
2011	Year-to-date distribution total $0.19		7.491	87

6/30/11		$7,044		3,496	$30,835	$27,234

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

The Royce Funds 2011 Semiannual Report to Stockholders  |  19

Distribution Reinvestment and Cash Purchase Options

Have the Funds resumed their managed distribution policies for common stockholders?
The Funds resumed their quarterly distribution policy for Common Stockholders in March 2011, at the annual rate of 5%.

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2011.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

20  |  The Royce Funds 2011 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2011 (unaudited)

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 109.2%

Consumer Discretionary – 11.7%
Auto Components - 0.6%
Autoliv	14,800	$1,161,060
China XD Plastics [1,2]	69,500	292,595
Gentex Corporation	50,000	1,511,500
Hirotako Holdings	286,000	187,720
Minth Group	1,136,000	1,843,476
Norstar Founders Group [2,3]	524,000	24,578
SORL Auto Parts [1,2]	81,592	367,164
Superior Industries International	40,000	884,400
Williams Controls	37,499	431,239

		6,703,732

Automobiles - 0.3%
Thor Industries	50,000	1,442,000
Winnebago Industries [1,2]	222,500	2,149,350

		3,591,350

Distributors - 0.7%
LKQ Corporation [2]	230,000	6,000,700
Weyco Group	97,992	2,410,603

		8,411,303

Diversified Consumer Services - 1.7%
Anhanguera Educacional Participacoes	80,000	1,702,880
Benesse Holdings	32,000	1,377,125
ChinaCast Education [2]	181,400	939,652
Corinthian Colleges [1,2]	59,500	253,470
ITT Educational Services [2]	9,000	704,160
MegaStudy	24,200	3,257,305
Regis Corporation	233,800	3,581,816
Sotheby's	157,500	6,851,250
Universal Technical Institute	43,600	861,972

		19,529,630

Hotels, Restaurants & Leisure - 0.3%
Abu Dhabi National Hotels [3]	130,000	88,837
Ajisen China Holdings	300,000	625,233
Benihana [2]	3,300	34,386
CEC Entertainment	64,100	2,571,051
Fairwood Holdings	35,000	52,376
Kangwon Land	7,500	201,168
REXLot Holdings	4,176,800	403,948

		3,976,999

Household Durables - 1.9%
Allan International Holdings	350,000	138,532
Desarrolladora Homex ADR [2]	14,100	355,743
Ekornes	55,000	1,243,751
Ethan Allen Interiors	345,800	7,362,082
Hanssem	49,100	617,943
Harman International Industries	22,950	1,045,831
Hunter Douglas	10,000	489,577
Mohawk Industries [2]	128,200	7,690,718
NVR [2]	500	362,740
Universal Electronics [2]	10,000	252,600
Woongjin Coway	59,400	2,118,675

		21,678,192

	SHARES	VALUE

Consumer Discretionary (continued)
Internet & Catalog Retail - 0.4%
Manutan International	27,500	$2,121,783
Takkt	130,000	2,101,807

		4,223,590

Leisure Equipment & Products - 0.5%
Beneteau	50,000	1,076,782
Sturm, Ruger & Co.	220,600	4,842,170

		5,918,952

Media - 0.8%
Global Sources [2]	27,621	253,837
Lamar Advertising Cl. A [2]	51,000	1,395,870
Morningstar	109,800	6,673,644
Pico Far East Holdings	6,785,000	1,404,232

		9,727,583

Multiline Retail - 0.1%
New World Department Store China	1,559,000	1,231,332

Specialty Retail - 1.7%
Aeropostale [1,2]	48,700	852,250
Ascena Retail Group [2]	68,280	2,324,934
CarMax [2]	41,000	1,355,870
Charming Shoppes [2]	475,900	1,979,744
Dickson Concepts (International)	711,600	557,025
Dover Saddlery [1,2]	17,821	83,224
GameStop Corporation Cl. A [1,2]	24,400	650,748
Genesco [2]	8,100	422,010
Hengdeli Holdings	485,250	258,693
Jos. A. Bank Clothiers [2]	31,000	1,550,310
Lewis Group	200,000	2,503,186
Luk Fook Holdings (International)	95,500	463,719
Stein Mart	167,800	1,617,592
Systemax [2]	224,000	3,346,560
West Marine [2]	131,100	1,359,507

		19,325,372

Textiles, Apparel & Luxury Goods - 2.7%
Anta Sports Products	323,200	579,207
Burberry Group	50,000	1,162,500
Carter's [2]	236,000	7,259,360
†China Xiniya Fashion ADR [1,2]	45,700	133,444
Columbia Sportswear	19,122	1,212,335
Daphne International Holdings	2,115,800	1,889,803
Grendene	250,000	1,441,707
J.G. Boswell Company [4]	2,292	1,719,000
K-Swiss Cl. A [2]	163,600	1,739,068
Lazare Kaplan International [2,4]	95,437	129,794
Pacific Textiles Holdings	2,420,000	1,616,881
Stella International Holdings	806,800	2,046,133
Texwinca Holdings	401,000	477,006
Unifi [2]	40,333	556,596
Van De Velde	15,000	852,341
Warnaco Group (The) [2]	73,200	3,824,700
Wolverine World Wide	100,000	4,175,000

		30,814,875

Total (Cost $101,361,451)		135,132,910

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Consumer Staples – 2.2%
Beverages - 0.1%
† Heckmann Corporation [1,2]	50,000	$302,000
MGP Ingredients	127,400	1,109,654

		1,411,654

Food & Staples Retailing - 0.4%
FamilyMart	125,900	4,627,815

Food Products - 1.7%
Alico	27,000	691,740
Asian Citrus Holdings	587,800	537,024
Binggrae	22,415	1,297,025
BW Plantation	875,100	121,507
Cal-Maine Foods	49,900	1,594,804
China Green (Holdings)	2,272,000	1,466,724
First Resources	1,506,700	1,705,134
Grupo Herdez	300,000	644,916
Hershey Creamery [4]	709	1,240,750
Origin Agritech [1,2]	76,800	305,664
Seneca Foods Cl. A [1,2]	110,000	2,813,800
Seneca Foods Cl. B [2]	13,251	330,745
Super Group	735,000	857,032
Tootsie Roll Industries	198,566	5,810,041
Westway Group [2]	31,500	152,775

		19,569,681

Total (Cost $22,330,427)		25,609,150

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
Central Fund of Canada Cl. A	237,000	4,827,690

Total (Cost $2,076,233)		4,827,690

Energy – 6.7%
Energy Equipment & Services - 5.9%
Atwood Oceanics [2]	15,300	675,189
Cal Dive International [2]	456,250	2,728,375
Calfrac Well Services	45,000	1,482,347
CARBO Ceramics	44,700	7,283,865
Ensco ADR	37,600	2,004,080
Ensign Energy Services	225,100	4,462,556
Exterran Holdings [1,2]	103,600	2,054,388
Helmerich & Payne	100,900	6,671,508
ION Geophysical [2]	361,500	3,419,790
Lufkin Industries	62,000	5,335,100
Oil States International [2]	158,500	12,665,735
Pason Systems	101,800	1,534,732
SEACOR Holdings	23,760	2,375,049
ShawCor Cl. A	104,500	3,209,384
SinoTech Energy ADR [1,2]	119,000	492,660
TETRA Technologies [2]	68,000	865,640
TGS-NOPEC Geophysical	80,000	2,243,683
Tidewater	36,000	1,937,160
Trican Well Service	99,900	2,347,176
Unit Corporation [2]	43,000	2,619,990
Willbros Group [2]	103,800	886,452

		67,294,859

	SHARES	VALUE

Energy (continued)
Oil, Gas & Consumable Fuels - 0.8%
Bill Barrett [2]	50,000	$2,317,500
Cimarex Energy	50,000	4,496,000
†Continental Resources [1,2]	4,600	298,586
HRT Participacoes em Petroleo [2]	200	179,412
Resolute Energy [1,2]	141,134	2,280,726

		9,572,224

Total (Cost $36,445,183)		76,867,083

Financials – 19.8%
Capital Markets - 10.3%
A.F.P. Provida ADR	22,100	1,579,045
ABG Sundal Collier Holding	115,000	125,589
Affiliated Managers Group [2]	47,600	4,829,020
AllianceBernstein Holding L.P.	344,600	6,699,024
AP Alternative Assets L.P.	233,200	2,869,215
Artio Global Investors Cl. A	235,000	2,655,500
Ashmore Group	777,500	4,969,343
Azimut Holding	72,183	673,152
Banca Generali	86,000	1,191,832
Bank Sarasin & Co. Cl. B	33,120	1,311,599
Banque Privee Edmond de Rothschild	23	649,717
BKF Capital Group [2,4]	130,000	165,100
BT Investment Management	207,000	555,194
Close Brothers Group	43,000	532,804
Coronation Fund Managers	526,000	1,502,209
Cowen Group Cl. A [1,2]	708,600	2,664,336
Daewoo Securities	5,000	84,155
Eaton Vance	85,300	2,578,619
Egyptian Financial Group-Hermes Holding [2]	774,500	2,607,791
Epoch Holding Corporation	25,000	446,250
Equity Trustees	36,709	547,169
F&C Asset Management	60,000	72,189
FBR & Company [2]	249,600	848,640
Federated Investors Cl. B	307,700	7,335,568
Fiducian Portfolio Services	227,000	324,516
GAMCO Investors Cl. A	90,575	4,192,717
GFI Group	166,247	763,074
GIMV	22,500	1,432,774
Gleacher & Company [2]	293,000	597,720
GP Investments BDR [2]	15,604	60,290
HQ [2]	40,000	43,638
Investec	118,000	955,500
IOOF Holdings	123,592	878,614
KKR & Co. L.P.	415,000	6,772,800
Lazard Cl. A	109,300	4,055,030
MF Global Holdings [2]	749,000	5,797,260
Mizuho Securities [2]	492,300	1,186,316
MVC Capital	214,200	2,833,866
Oppenheimer Holdings Cl. A	75,000	2,115,750
Paris Orleans et Cie	183,785	5,199,691
Partners Group Holding	11,300	1,999,965
Perpetual	13,541	362,222
Phatra Capital	775,000	732,084

22 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE

Financials (continued)
Capital Markets (continued)
Platinum Asset Management	149,000	$658,660
Rathbone Brothers	35,400	642,597
Reinet Investments [2]	133,127	2,414,411
Schroders	41,100	1,020,497
SEI Investments	352,900	7,943,779
SHUAA Capital [2]	485,000	125,565
SPARX Group [2]	1,320	131,957
Sprott	269,600	2,065,782
Teton Advisors Cl. A [4]	723	12,219
Treasury Group	51,500	219,162
Trust Company (The)	97,283	576,035
UOB-Kay Hian Holdings	190,000	250,777
Value Partners Group	7,407,800	6,366,914
Vontobel Holding	20,400	691,314
VZ Holding	8,500	1,434,321
Waddell & Reed Financial Cl. A	139,300	5,063,555
Westwood Holdings Group	23,460	893,826
Woori Investment & Securities	11,000	177,954

		118,486,212

Commercial Banks - 1.4%
Ameriana Bancorp	40,000	200,000
Bank of N.T. Butterfield & Son [2,3]	942,504	1,319,505
BCB Holdings [2]	598,676	518,857
Center Bancorp	44,868	468,422
CNB Financial	11,116	154,401
Commercial National Financial	54,900	1,056,825
Farmers & Merchants Bank of Long
Beach	1,200	5,088,000
Fauquier Bankshares	160,800	1,960,152
Hawthorn Bancshares	49,944	382,570
M&T Bank	20,027	1,761,375
Mauritius Commercial Bank	40,000	266,195
Mechanics Bank	200	2,320,000
Old Point Financial	25,000	293,250
Peapack-Gladstone Financial	10,500	123,690
Sumitomo Mitsui Trust Holdings	118,000	411,658

		16,324,900

Consumer Finance - 0.3%
World Acceptance [1,2]	42,000	2,753,940

Diversified Financial Services - 1.0%
Banca Finnat Euramerica	870,000	549,165
Hellenic Exchanges	169,613	1,209,863
Interactive Brokers Group Cl. A	100,000	1,565,000
KKR Financial Holdings LLC	381,404	3,741,573
PICO Holdings [2]	106,100	3,076,900
RHJ International [2]	102,500	738,875
State Bank of Mauritius	46,000	156,318

		11,037,694

Insurance - 5.1%
Alleghany Corporation [2]	29,230	9,736,805
Argo Group International Holdings	64,751	1,924,400
Aspen Insurance Holdings	47,000	1,209,310
Brown & Brown	300,100	7,700,566
Crawford & Company Cl. B	1,160	8,201

	SHARES	VALUE

Financials (continued)
Insurance (continued)
Discovery Holdings	255,000	$1,454,869
eHealth [1,2]	32,000	427,520
E-L Financial	17,900	8,166,313
Enstar Group [2]	20,217	2,112,474
Erie Indemnity Cl. A	50,000	3,536,000
First American Financial	44,000	688,600
Gallagher (Arthur J.) & Co.	111,200	3,173,648
Hilltop Holdings [2]	290,400	2,567,136
Independence Holding	317,658	3,316,350
Markel Corporation [2]	4,200	1,666,602
Montpelier Re Holdings	32,000	576,000
Platinum Underwriters Holdings	94,000	3,124,560
ProAssurance Corporation [2]	22,000	1,540,000
RLI	80,724	4,998,430
Validus Holdings	16,300	504,485
White Mountains Insurance Group	1,050	441,168

		58,873,437

Real Estate Management & Development - 1.1%
Altisource Portfolio Solutions [2]	41,199	1,516,123
Consolidated-Tomoka Land	13,564	387,930
E-House China Holdings ADR	346,100	3,395,241
Forestar Group [2]	108,000	1,774,440
IFM Investments ADR [1,2]	90,452	132,965
Kennedy-Wilson Holdings	150,000	1,837,500
Midland Holdings	927,800	543,489
Soho China	750,000	673,666
Tejon Ranch [2]	80,996	2,761,964

		13,023,318

Thrifts & Mortgage Finance - 0.6%
CFS Bancorp	75,000	402,750
HopFed Bancorp	106,590	843,127
Kearny Financial	70,862	645,553
MyState	152,000	572,565
Ocwen Financial [2]	123,600	1,577,136
Timberland Bancorp [2,5]	469,200	2,772,972

		6,814,103

Total (Cost $225,543,590)		227,313,604

Health Care – 7.8%
Biotechnology - 0.2%
Pharmacyclics [1,2]	158,746	1,657,308
Sunesis Pharmaceuticals [1,2]	35,249	73,671
3SBio ADR [1,2]	22,500	392,175

		2,123,154

Health Care Equipment & Supplies - 2.1%
Allied Healthcare Products [1,2]	180,512	714,827
Analogic Corporation	40,135	2,110,700
Atrion Corporation	15,750	3,115,350
bioMerieux	8,800	1,021,699
Carl Zeiss Meditec	163,700	3,646,237
Cochlear	7,500	578,932
CONMED Corporation [2]	81,500	2,321,120
DiaSorin	20,000	960,038

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Health Care (continued)
Health Care Equipment & Supplies (continued)
DynaVox Cl. A [2]	55,000	$418,000
IDEXX Laboratories [2]	40,201	3,117,990
Kinetic Concepts [1,2]	6,300	363,069
Kossan Rubber Industries	200,600	207,470
Nihon Kohden	43,100	1,068,052
Straumann Holding	6,500	1,568,838
Top Glove	260,000	452,165
Urologix [1,2]	445,500	423,225
Young Innovations	62,550	1,783,926
Zoll Medical [2]	400	22,664

		23,894,302

Health Care Providers & Services - 0.6%
Cross Country Healthcare [2]	30,000	228,000
Landauer	75,500	4,650,045
MWI Veterinary Supply [2]	10,000	807,700
VCA Antech [2]	74,500	1,579,400

		7,265,145

Life Sciences Tools & Services - 3.1%
Affymetrix [1,2]	10,000	79,300
Albany Molecular Research [2]	85,000	408,850
EPS	683	1,608,101
Furiex Pharmaceuticals [2]	8,333	148,244
ICON ADR [2]	262,350	6,180,966
Luminex Corporation [1,2]	20,000	418,000
Mettler-Toledo International [2]	33,500	5,650,445
PAREXEL International [2]	312,400	7,360,144
PerkinElmer	185,800	4,999,878
Pharmaceutical Product Development	100,000	2,684,000
Techne Corporation	71,000	5,919,270

		35,457,198

Pharmaceuticals - 1.8%
Adcock Ingram Holdings	180,000	1,581,545
Almirall	100,000	1,074,703
Boiron	50,000	2,234,717
Bukwang Pharmaceutical	55,300	613,422
China Animal Healthcare	2,140,000	481,473
Daewoong Pharmaceutical	17,070	613,747
Endo Pharmaceuticals Holdings [2]	144,400	5,800,548
Green Cross	4,500	680,283
Hikma Pharmaceuticals	60,000	731,883
Kalbe Farma	500,000	196,924
Questcor Pharmaceuticals [2]	51,300	1,236,330
Recordati	190,000	2,089,946
Santen Pharmaceutical	57,000	2,317,080
Virbac	9,000	1,538,098

		21,190,699

Total (Cost $55,643,169)		89,930,498

Industrials – 26.3%
Aerospace & Defense - 1.6%
AerCap Holdings [2]	45,000	585,450
Ducommun	117,200	2,410,804
HEICO Corporation	168,281	9,211,702

	SHARES	VALUE
Industrials (continued)
Aerospace & Defense (continued)
HEICO Corporation Cl. A	51,718	$2,056,307
Hexcel Corporation [2]	47,500	1,039,775
Moog Cl. A [2]	25,000	1,088,000
Teledyne Technologies [2]	31,630	1,592,887

		17,984,925

Air Freight & Logistics - 1.8%
C. H. Robinson Worldwide	50,000	3,942,000
Forward Air	209,750	7,087,453
Hub Group Cl. A [2]	164,400	6,191,304
UTi Worldwide	175,000	3,445,750

		20,666,507

Airlines - 0.0%
†Spirit Airlines [1,2]	11,200	134,288

Building Products - 1.2%
American Woodmark	123,335	2,136,162
Burnham Holdings Cl. B [4]	36,000	513,000
NCI Building Systems [2]	2,780	31,664
Simpson Manufacturing	258,400	7,718,408
Sung Kwang Bend	125,700	2,595,768
USG Corporation [1,2]	50,000	717,000

		13,712,002

Commercial Services & Supplies - 2.8%
Brink's Company (The)	206,320	6,154,526
Cintas Corporation	79,300	2,619,279
CompX International Cl. A	185,300	2,442,254
Copart [2]	110,386	5,143,987
Kimball International Cl. B	286,180	1,840,137
Moshi Moshi Hotline	118,450	1,922,877
Ritchie Bros. Auctioneers	337,700	9,283,373
Societe BIC	9,000	869,775
US Ecology	101,000	1,727,100

		32,003,308

Construction & Engineering - 1.6%
EMCOR Group [2]	199,400	5,844,414
Integrated Electrical Services [1,2]	355,400	1,115,956
Jacobs Engineering Group [2]	81,400	3,520,550
KBR	175,000	6,595,750
Raubex Group	525,000	1,252,050

		18,328,720

Electrical Equipment - 4.3%
AZZ	57,500	2,633,500
Belden	57,800	2,014,908
Brady Corporation Cl. A	94,600	3,032,876
Franklin Electric	104,600	4,910,970
Fushi Copperweld [2]	244,445	1,400,670
GrafTech International [2]	388,190	7,868,611
Jinpan International	169,684	1,897,067
Powell Industries [2]	92,400	3,372,600
Preformed Line Products	91,600	6,520,088
Regal-Beloit	121,000	8,079,170
Woodward	231,600	8,073,576

		49,804,036

24 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE

Industrials (continued)
Industrial Conglomerates - 0.5%
Raven Industries	96,200	$5,359,302

Machinery - 8.2%
Armstrong Industrial	2,533,200	715,083
Burckhardt Compression Holding	12,000	3,661,747
China Automation Group	494,800	347,434
CLARCOR	92,500	4,373,400
Columbus McKinnon [1,2]	101,500	1,822,940
Decker Manufacturing [4]	6,022	206,253
Donaldson Company	92,800	5,631,104
FAG Bearings India	28,000	746,140
Gardner Denver	25,900	2,176,895
Graco	116,376	5,895,608
Hardinge	26,193	285,766
IDEX Corporation	67,400	3,090,290
Industrea	437,400	633,734
Kennametal	155,000	6,542,550
Lincoln Electric Holdings	188,360	6,752,706
Mueller Water Products Cl. A	72,500	288,550
NN [2]	197,100	2,948,616
Nordson Corporation	204,200	11,200,370
Pfeiffer Vacuum Technology	24,300	3,047,015
PMFG [1,2]	314,900	6,250,765
Rational	6,000	1,581,296
RBC Bearings [2]	47,000	1,774,720
Rotork	25,000	676,523
Semperit AG Holding	60,000	2,992,798
Spirax-Sarco Engineering	40,000	1,284,664
Valmont Industries	47,500	4,578,525
WABCO Holdings [2]	103,800	7,168,428
Wabtec Corporation	112,825	7,414,859

		94,088,779

Marine - 0.5%
Kirby Corporation [2]	111,000	6,290,370

Professional Services - 2.0%
Advisory Board (The) [2]	128,500	7,437,580
CRA International [2]	57,187	1,549,196
FTI Consulting [1,2]	7,850	297,829
JobStreet Corporation	50,000	48,518
ManpowerGroup	78,600	4,216,890
Michael Page International	125,000	1,073,367
On Assignment [2]	375,400	3,690,182
Robert Half International	139,600	3,773,388
SFN Group [2]	162,800	1,479,852

		23,566,802

Road & Rail - 1.2%
Frozen Food Express Industries [2]	286,635	1,023,287
Landstar System	129,900	6,037,752
Patriot Transportation Holding [2]	212,958	4,763,870
Universal Truckload Services [2]	129,476	2,217,924

		14,042,833

Trading Companies & Distributors - 0.6%
Lawson Products	161,431	3,175,348

	SHARES	VALUE

Industrials (continued)
Trading Companies & Distributors (continued)
MSC Industrial Direct Cl. A	58,448	$3,875,687

		7,051,035

Total (Cost $176,001,478)		303,032,907

Information Technology – 20.3%
Communications Equipment - 2.0%
AAC Acoustic Technologies Holdings	224,700	529,806
ADTRAN	65,000	2,516,150
Arris Group [2]	140,350	1,629,464
Bel Fuse Cl. A	36,672	850,790
Black Box	43,798	1,369,563
Cogo Group [1,2]	173,615	927,104
Comba Telecom Systems Holdings	487,928	515,138
Comtech Telecommunications	30,000	841,200
Emulex Corporation [1,2]	415,000	3,569,000
EVS Broadcast Equipment	27,500	1,861,537
Globecomm Systems [2]	233,700	3,636,372
Sonus Networks [1,2]	704,000	2,280,960
Sycamore Networks	48,100	1,069,744
VTech Holdings	49,050	585,388
Zhone Technologies [2]	324,000	767,880

		22,950,096

Computers & Peripherals - 1.0%
ADPT Corporation [2,4]	1,568,800	4,706,400
Avid Technology [2]	66,000	1,243,440
China Digital TV Holding Co. ADR	5,000	25,500
Diebold	151,600	4,701,116
Electronics for Imaging [1,2]	8,517	146,663
Intermec [2]	23,000	253,920
Intevac [2]	57,450	586,564
SMART Technologies Cl. A [2]	75,000	427,500

		12,091,103

Electronic Equipment, Instruments & Components - 8.7%
Agilysys [2]	165,125	1,377,142
Anixter International	61,795	4,037,685
Benchmark Electronics [2]	165,200	2,725,800
China 3C Group [2]	6,600	792
China High Precision Automation Group	1,685,700	1,321,788
Chroma Ate	139,406	444,143
Cognex Corporation	236,200	8,368,566
Coherent [2]	235,500	13,016,085
Dolby Laboratories Cl. A [2]	30,700	1,303,522
FLIR Systems	105,000	3,539,550
Hana Microelectronics	685,000	520,362
Hollysys Automation Technologies [2]	73,727	687,136
Image Sensing Systems [2]	8,310	93,903
IPG Photonics [1,2]	5,000	363,550
Kingboard Chemical Holdings	66,900	311,886
Mercury Computer Systems [2]	40,500	756,540
Molex	72,600	1,870,902
National Instruments	251,850	7,477,427
Newport Corporation [2]	523,500	9,511,995
Perceptron [2]	357,700	2,274,972
Plexus Corporation [1,2]	195,700	6,812,317

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Pulse Electronics	286,200	$1,265,004
Richardson Electronics	495,712	6,736,726
Rofin-Sinar Technologies [2]	293,500	10,023,025
Tech Data [2]	136,500	6,673,485
TTM Technologies [2]	211,400	3,386,628
Vaisala Cl. A	176,000	5,701,478

		100,602,409

Internet Software & Services - 0.5%
Monster Worldwide [2]	36,800	539,488
NetEase.com ADR [2]	14,300	644,787
Perficient [2]	10,000	102,600
RealNetworks [2]	245,400	834,360
Sohu.com [2]	10,500	758,835
ValueClick [2]	145,000	2,407,000

		5,287,070

IT Services - 4.3%
†Camelot Information Systems ADS [1,2]	25,000	373,750
Convergys Corporation [2]	121,000	1,650,440
CoreLogic [2]	284,000	4,745,640
Forrester Research	40,300	1,328,288
Gartner [2]	121,000	4,875,090
Hackett Group [2]	655,000	3,333,950
ManTech International Cl. A	35,400	1,572,468
MAXIMUS	103,600	8,570,828
MoneyGram International [2]	646,900	2,147,708
NeuStar Cl. A [1,2]	119,000	3,117,800
Sapient Corporation [2]	756,602	11,371,728
SRA International Cl. A [2]	67,100	2,074,732
Total System Services	171,500	3,186,470
† Unisys Corporation [1,2]	11,800	303,260
Yucheng Technologies [2]	175,646	574,362

		49,226,514

Semiconductors & Semiconductor Equipment - 2.1%
Aixtron ADR	34,000	1,160,080
Analog Devices	16,004	626,397
ASM Pacific Technology	100,000	1,382,511
BE Semiconductor Industries [4]	58,000	493,580
Cymer [2]	113,000	5,594,630
Diodes [2]	252,450	6,588,945
Energy Conversion Devices [1,2]	562,700	663,986
Exar Corporation [2]	157,576	997,456
Himax Technologies ADR	221,900	488,180
International Rectifier [2]	120,000	3,356,400
Power Integrations	49,000	1,883,070
Vimicro International ADR [2]	240,000	568,800

		23,804,035

Software - 1.7%
ACI Worldwide [2]	181,150	6,117,435
Advent Software [2]	68,500	1,929,645
ANSYS [2]	95,600	5,226,452
Aspen Technology [2]	42,100	723,278
Aveva Group	20,000	549,878
Blackbaud	41,890	1,161,191
JDA Software Group [2]	49,900	1,541,411

	SHARES	VALUE

Information Technology (continued)
Software (continued)
LiveWire Mobile [2,4]	38,000	$83,600
Majesco Entertainment [1,2]	36,255	109,490
Net 1 UEPS Technologies [2]	50,000	434,000
SimCorp	8,000	1,578,198
THQ [2]	20,000	72,400

		19,526,978

Total (Cost $173,472,382)		233,488,205

Materials – 10.2%
Chemicals - 1.7%
Agrium	5,600	491,456
Cabot Corporation	58,000	2,312,460
CF Industries Holdings	4,500	637,515
Fufeng Group	2,456,400	1,596,683
Hanfeng Evergreen [2]	7,700	36,007
Hawkins	156,178	5,656,767
Huchems Fine Chemical	30,056	727,437
Intrepid Potash [2]	85,227	2,769,878
OM Group [2]	90,000	3,657,600
Victrex	45,000	1,083,359

		18,969,162

Construction Materials - 0.8%
Ash Grove Cement Cl. B [4]	50,518	8,082,880
Mardin Cimento Sanayii	325,000	1,397,646

		9,480,526

Containers & Packaging - 0.8%
Broadway Industrial Group	1,558,300	526,517
Greif Cl. A	93,944	6,109,178
Mayr-Melnhof Karton	22,600	2,666,532

		9,302,227

Metals & Mining - 6.7%
Allegheny Technologies	3,500	222,145
Aquarius Platinum	350,000	1,786,476
AuRico Gold [2]	218,300	2,399,117
Centamin Egypt [2]	700,000	1,408,056
Central Steel & Wire [4]	6,062	3,849,370
Cliffs Natural Resources	29,500	2,727,275
Commercial Metals	36,600	525,210
Endeavour Mining [1,2]	300,000	718,544
Endeavour Mining (Warrants) [2]	75,000	46,659
Franco-Nevada Corporation	10,000	373,270
Fresnillo	105,000	2,366,636
Haynes International	14,500	897,985
Hecla Mining [2]	300,000	2,307,000
Hidili Industry International
Development	60,000	52,079
Hochschild Mining	375,500	2,773,408
IAMGOLD Corporation	95,620	1,793,831
Kimber Resources [1,2]	560,000	924,000
Maharashtra Seamless	265,000	2,233,034
Major Drilling Group International	384,100	4,998,139
Medusa Mining	600,000	4,258,875
New Gold [1,2]	135,000	1,389,150
Northam Platinum	345,000	2,171,259

26 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Northgate Minerals [2]	160,000	$416,000
Nucor Corporation	156,050	6,432,381
Orbit Garant Drilling [2]	36,100	207,740
Pan American Silver	10,000	308,900
Reliance Steel & Aluminum	176,920	8,784,078
Royal Gold	34,400	2,014,808
Schnitzer Steel Industries Cl. A	100,000	5,760,000
Sims Metal Management ADR	295,475	5,611,070
Synalloy Corporation [2]	198,800	2,697,716
Worthington Industries	185,000	4,273,500

		76,727,711

Paper & Forest Products - 0.2%
China Forestry Holdings [2,3]	3,563,800	675,509
Duratex	160,000	1,354,307
†QX Paper [3]	3,296,000	436,265

		2,466,081

Total (Cost $78,517,605)		116,945,707

Miscellaneous[6] – 3.8%
Total (Cost $43,668,565)		44,182,885

TOTAL COMMON STOCKS
(Cost $915,060,083)		1,257,330,639

PREFERRED STOCKS – 0.1%
Bank of N.T. Butterfield & Son 0.00% Conv.[3]	39,800	41,445
Seneca Foods Conv.[2,3]	55,000	1,247,895

TOTAL PREFERRED STOCKS
(Cost $844,625)		1,289,340

	PRINCIPAL AMOUNT	VALUE

CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00% due 12/31/15
(Cost $289,840)	$289,800	$193,578

REPURCHASE AGREEMENT – 10.3%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $118,464,033 (collateralized by obligations of various U.S. Government Agencies, 0.33%-1.00% due 7/1/11-7/16/12, valued at $121,427,294) (Cost $118,464,000)		118,464,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.5%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.009864%) (Cost $17,036,797)		17,036,797

TOTAL INVESTMENTS – 121.1%
(Cost $1,051,695,345)		1,394,314,354

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.0)%		(22,952,208)

PREFERRED STOCK – (19.1)%		(220,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%		$1,151,362,146

†	New additions in 2011.
[1]	All or a portion of these securities were on loan at June 30, 2011. Total market value of loaned securities at June 30, 2011, was $16,556,866.
[2]	Non-income producing.
[3]

Securities for which market quotations are not readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]

At June 30, 2011, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2011 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,052,688,720. At June 30, 2011, net unrealized appreciation for all securities was $341,625,634, consisting of aggregate gross unrealized appreciation of $438,680,593 and aggregate gross unrealized depreciation of $97,054,959. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 27

Royce Value Trust	June 30, 2011 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies (cost $927,493,029)	$1,273,077,382
Affiliated Companies (cost $5,738,316)	2,772,972

Total investments at value	1,275,850,354
Repurchase agreements (at cost and value)	118,464,000
Cash and foreign currency	58,863
Receivable for investments sold	891,280
Receivable for dividends and interest	906,035
Prepaid expenses and other assets	410,325

Total Assets	1,396,580,857

LIABILITIES:
Payable for collateral on loaned securities	17,036,797
Payable for investments purchased	6,670,703
Payable for investment advisory fee	952,563
Preferred dividends accrued but not yet declared	288,451
Accrued expenses	270,197

Total Liabilities	25,218,711

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,151,362,146

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 66,967,780 shares outstanding (150,000,000 shares authorized)	$797,746,402
Undistributed net investment income (loss)	4,400,832
Accumulated net realized gain (loss) on investments and foreign currency	37,902,431
Net unrealized appreciation (depreciation) on investments and foreign currency	342,625,152
Unallocated and accrued distributions	(31,312,671)

Net Assets applicable to Common Stockholders (net asset value per share - $17.19)	$1,151,362,146

Investments at identified cost (including $17,036,797 of collateral on loaned securities)	$933,231,345
Market value of loaned securities	16,556,866

28 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Six Months Ended June 30, 2011 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$8,413,744
Interest	64,577
Securities lending	98,619

Total income	8,576,940

Expenses:
Investment advisory fees	5,906,512
Custody and transfer agent fees	191,950
Stockholder reports	184,290
Administrative and office facilities	64,012
Directors’ fees	61,661
Professional fees	52,645
Other expenses	62,949

Total expenses	6,524,019
Compensating balance credits	(5)

Net expenses	6,524,014

Net investment income (loss)	2,052,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	32,841,930
Foreign currency transactions	(40,379)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	28,994,852
Other assets and liabilities denominated in foreign currency	14,664

Net realized and unrealized gain (loss) on investments and foreign currency	61,811,067

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	63,863,993

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$57,373,993

1 Net of foreign withholding tax of $442,142.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,052,926	$15,554,527
Net realized gain (loss) on investments and foreign currency	32,801,551	111,092,900
Net change in unrealized appreciation (depreciation) on investments and foreign currency	29,009,516	143,429,334

Net increase (decrease) in net assets from investment operations	63,863,993	270,076,761

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(12,980,000)
Net realized gain on investments and foreign currency	–	–
Unallocated distributions[1]	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	57,373,993	257,096,761

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,980,699)
Net realized gain on investments and foreign currency	–	–
Unallocated distributions[1]	(24,534,221)	–

Total distributions to Common Stockholders	(24,534,221)	(1,980,699)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	12,643,237	986,327

Total capital stock transactions	12,643,237	986,327

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	45,483,009	256,102,389

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	1,105,879,137	849,776,748

End of period (including undistributed net investment income (loss) of $4,400,832 at 6/30/11 and $2,347,906 at 12/31/10)	$1,151,362,146	$1,105,879,137

1 To be allocated to net investment income, net realized gains and/or return of capital at year end.

30 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended	Years ended December 31,
	June 30, 2011
	(unaudited)	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$16.73	$12.87	$9.37	$19.74	$20.62	$18.87

INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.24	0.17	0.14	0.09	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	3.85	3.87	(8.50)	1.13	3.63

Total investment operations	0.96	4.09	4.04	(8.36)	1.22	3.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.20)	(0.18)	(0.01)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	–	–	–	(0.20)	(0.21)	(0.21)
Return of capital	–	–	(0.02)	–	–	–
Unallocated distributions[1]	(0.10)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.10)	(0.20)	(0.20)	(0.21)	(0.22)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.86	3.89	3.84	(8.57)	1.00	3.53

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.03)	–	(0.06)	(0.09)	(0.14)
Net realized gain on investments and foreign currency	–	–	–	(1.18)	(1.76)	(1.64)
Return of capital	–	–	(0.32)	(0.48)	–	–
Unallocated distributions[1]	(0.37)	–	–	–	–	–

Total distributions to Common Stockholders	(0.37)	(0.03)	(0.32)	(1.72)	(1.85)	(1.78)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.00)	(0.02)	(0.08)	(0.03)	(0.00)

Total capital stock transactions	(0.03)	(0.00)	(0.02)	(0.08)	(0.03)	(0.00)

NET ASSET VALUE, END OF PERIOD	$17.19	$16.73	$12.87	$9.37	$19.74	$20.62

MARKET VALUE, END OF PERIOD	$14.92	$14.54	$10.79	$8.39	$18.58	$22.21

TOTAL RETURN:[2]
Market Value	5.25%[3]	35.05%	35.39%	(48.27)%	(8.21)%	20.96%
Net Asset Value	5.39%[3]	30.27%	44.59%	(45.62)%	5.04%	19.50%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses[4,5]	1.14%[6]	0.23%	0.16%	1.39%	1.38%	1.29%
Investment advisory fee expense[7]	1.03%[6]	0.11%	0.00%	1.27%	1.29%	1.20%
Other operating expenses	0.11%[6]	0.12%	0.16%	0.12%	0.09%	0.09%
Net investment income (loss)	0.36%[6]	1.69%	1.66%	0.94%	0.43%	0.62%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,151,362	$1,105,879	$849,777	$603,234	$1,184,669	$1,180,428
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	12%	30%	31%	25%	26%	21%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$155.84	$150 .67	$121.57	$93.55	$159 .62	$159.14
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.18	$25.06	$23.18	$22.51	$23.68	$23.95

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.96%, 0.18%, 0.12%, 1.13%, 1.17% and 1.08% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[5]

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees and after earnings credits would have been 1.14%, 0.23%, 0.16%, 1.39%, 1.38% and 1.29% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[6]	Annualized
[7]

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
          Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
          Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
          Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

      Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level	3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$996,828,494	$257,957,451	$2,544,694	$1,257,330,639
Preferred stocks	–	–	1,289,340	1,289,340
Corporate bonds	–	193,578	–	193,578
Cash equivalents	17,036,797	118,464,000	–	135,500,797

Level 3 Reconciliation:

	Balance as of 12/31/10	Purchases	Transfers In	Transfers Out	Sales	Realized and Unrealized Gain (Loss)[1]	Balance as of 6/30/11

Common stocks	$1,925,934	$1,777,190	$1,741,414	$1,251,677	$66,625	$(1,581,542)	$2,544,694
Preferred stocks	1,372,514	–	–	–	–	(83,174)	1,289,340
Corporate bonds	197,064	–	–	197,064	–	–	–

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

32 | 2011 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2011 Semiannual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock:
     The Fund issued 873,255 and 71,215 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2011, and the year ended December 31, 2010, respectively.
     At June 30, 2011, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock's dividend rate.
     For the six rolling 60-month periods ended June 2011, the Fund’s investment performance ranged from 1% above to 3% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $6,006,751 and a net downward adjustment of $100,239 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2011, the Fund accrued and paid Royce investment advisory fees totaling $5,906,512.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $152,513,320 and $147,515,548, respectively.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2011:

Affiliated Company	Shares 12/31/10	Market Value 12/31/10	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/11	Market Value 6/30/11
Timberland Bancorp	469,200	$1,731,348	–	–	–	–	469,200	$2,772,972
		$1,731,348						$2,772,972

34 | 2011 Semiannual Report to Stockholders

Royce Micro-Cap Trust	June 30, 2011 (unaudited)

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 102.3%

Consumer Discretionary – 12.6%
Auto Components - 1.6%
China XD Plastics [1,2]	21,500	$90,515
Drew Industries	127,000	3,139,440
Norstar Founders Group [2,3]	771,500	36,187
SORL Auto Parts [1,2]	58,913	265,109
Williams Controls	125,000	1,437,500

		4,968,751

Distributors - 0.4%
Weyco Group	48,000	1,180,800

Diversified Consumer Services - 0.3%
ChinaCast Education [2]	134,500	696,710
Lincoln Educational Services	21,300	365,295
Spectrum Group International [1,2,4]	6,925	19,390

		1,081,395

Hotels, Restaurants & Leisure - 0.2%
Benihana Cl. A [1,2]	57,200	600,028

Household Durables - 2.6%
Cavco Industries [2]	3,091	139,095
CSS Industries	20,243	423,686
Ethan Allen Interiors	81,600	1,737,264
Flexsteel Industries	172,500	2,509,875
Hanssem	33,400	420,352
Koss Corporation	73,400	455,080
Natuzzi ADR [2]	409,800	1,442,496
Universal Electronics [2]	47,200	1,192,272

		8,320,120

Internet & Catalog Retail - 1.2%
Geeknet [1,2]	87,500	2,338,000
NutriSystem	21,800	306,508
US Auto Parts Network [2]	140,900	1,079,294

		3,723,802

Leisure Equipment & Products - 0.4%
Leapfrog Enterprises Cl. A [2]	123,200	519,904
Sturm, Ruger & Co.	32,000	702,400

		1,222,304

Media - 0.4%
Global Sources [2]	23,411	215,147
Rentrak Corporation [2]	45,000	798,300
Value Line	32,487	435,651

		1,449,098

Specialty Retail - 4.1%
America's Car-Mart [2]	92,800	3,062,400
Charming Shoppes [2]	667,200	2,775,552
Dickson Concepts (International)	604,700	473,346
Kirkland's [2]	25,500	306,510
Le Chateau Cl. A	72,800	641,609
Lewis Group	57,000	713,408
Shoe Carnival [2]	12,752	384,473
Stein Mart	178,900	1,724,596
Systemax [2]	102,000	1,523,880
West Marine [2]	86,000	891,820

	SHARES	VALUE

Consumer Discretionary (continued)
Specialty Retail (continued)
Wet Seal (The) Cl. A [2]	87,579	$391,478

		12,889,072

Textiles, Apparel & Luxury Goods - 1.4%
†China Xiniya Fashion ADR [1,2]	40,000	116,800
J.G. Boswell Company [4]	2,490	1,867,500
K-Swiss Cl. A [2]	72,400	769,612
Movado Group	77,633	1,328,300
True Religion Apparel [2]	15,000	436,200

		4,518,412

Total (Cost $29,213,765)		39,953,782

Consumer Staples – 3.1%
Beverages - 0.4%
Heckmann Corporation [1,2]	200,000	1,208,000

Food & Staples Retailing - 0.1%
Winn-Dixie Stores [2]	50,000	422,500

Food Products - 2.4%
Asian Citrus Holdings	1,060,000	968,434
Binggrae	9,700	561,282
BW Plantation	744,900	103,429
Farmer Bros. [1]	51,400	521,196
Griffin Land & Nurseries	46,473	1,509,908
Origin Agritech [2]	121,488	483,522
Seneca Foods Cl. A [2]	51,400	1,314,812
Seneca Foods Cl. B [2]	42,500	1,060,800
Westway Group [2]	220,000	1,067,000

		7,590,383

Household Products - 0.1%
Oil-Dri Corporation of America	10,000	214,200

Personal Products - 0.1%
Schiff Nutrition International Cl. A	27,803	311,116

Total (Cost $7,945,225)		9,746,199

Energy – 4.4%
Energy Equipment & Services - 3.6%
CE Franklin [2]	37,750	362,778
Dawson Geophysical [2]	53,213	1,817,224
Global Geophysical Services [2]	35,000	623,000
Gulf Island Fabrication	29,116	939,864
Lamprell	202,400	1,226,056
North American Energy Partners [2]	50,000	383,000
OYO Geospace [2]	7,130	713,000
Pason Systems	139,200	2,098,572
Pioneer Drilling [2]	57,500	876,300
†SinoTech Energy ADR [1,2]	103,200	427,248
Tesco Corporation [2]	50,000	970,500
Willbros Group [2]	131,100	1,119,594

		11,557,136

Oil, Gas & Consumable Fuels - 0.8%
Approach Resources [2]	12,000	272,040
BPZ Resources [1,2]	164,000	537,920
Credo Petroleum [1,2]	98,000	918,260
GeoMet [1,2]	75,000	88,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
† Uranerz Energy [1,2]	29,000	$87,580
VAALCO Energy [2]	98,900	595,378

		2,499,678

Total (Cost $8,727,847)		14,056,814

Financials – 16.9%
Capital Markets - 7.4%
ASA Gold and Precious Metals	30,000	858,000
BKF Capital Group [2,4]	130,200	165,354
Cohen & Steers	27,900	924,885
Cowen Group Cl. A [1,2]	367,834	1,383,056
Diamond Hill Investment Group	34,479	2,802,798
Duff & Phelps Cl. A	50,000	641,500
Edelman Financial Group (The)	209,000	1,649,010
Epoch Holding Corporation	196,500	3,507,525
FBR & Company [2]	326,600	1,110,440
Fiera Sceptre	78,000	586,345
INTL FCStone [1,2]	24,910	603,071
JZ Capital Partners	343,999	2,186,750
MVC Capital	126,200	1,669,626
NGP Capital Resources	99,225	813,645
Queen City Investments [4]	948	933,780
U.S. Global Investors Cl. A	91,500	658,800
Urbana Corporation [2]	237,600	305,484
Virtus Investment Partners [2]	45,000	2,731,500

		23,531,569

Commercial Banks - 2.0%
BCB Holdings [2]	806,207	698,718
Chemung Financial	40,000	916,000
Commercial National Financial	20,000	385,000
Fauquier Bankshares	135,800	1,655,402
Financial Institutions	36,000	591,120
First Bancorp	40,200	597,372
LCNB Corporation	30,000	357,600
Mechanics Bank	5	58,000
Orrstown Financial Services	12,700	334,137
Peapack-Gladstone Financial	64,316	757,643

		6,350,992

Consumer Finance - 0.1%
World Acceptance [2]	6,900	452,433

Diversified Financial Services - 0.9%
Banca Finnat Euramerica	1,010,118	637,611
Bolsa Mexicana de Valores	300,000	602,639
†Gain Capital Holdings [1,2]	25,000	170,250
PICO Holdings [2]	45,700	1,325,300

		2,735,800

Insurance - 1.5%
Hilltop Holdings [2]	101,400	896,376
Independence Holding	95,800	1,000,152
Presidential Life	188,100	1,963,764
SeaBright Holdings	102,000	1,009,800

		4,870,092

	SHARES	VALUE

Financials (continued)
Real Estate Investment Trusts (REITs) - 1.3%
Colony Financial	139,717	$2,524,686
PennyMac Mortgage Investment Trust	80,000	1,325,600
Vestin Realty Mortgage II [2]	214,230	297,780

		4,148,066

Real Estate Management & Development - 2.9%
Consolidated-Tomoka Land	57,506	1,644,672
IFM Investments ADR [2]	58,885	86,561
Kennedy-Wilson Holdings	465,358	5,700,635
Tejon Ranch [2]	44,985	1,533,988
ZipRealty [2]	25,000	57,500

		9,023,356

Thrifts & Mortgage Finance - 0.8%
Alliance Bancorp, Inc. of Pennsylvania	41,344	453,957
BofI Holding [1,2]	88,362	1,273,296
CFS Bancorp	75,000	402,750
HopFed Bancorp	56,100	443,751

		2,573,754

Total (Cost $49,830,059)		53,686,062

Health Care – 7.1%
Biotechnology - 0.3%
3SBio ADR [2]	26,280	458,060
Vical [1,2]	120,000	494,400

		952,460

Health Care Equipment & Supplies - 4.0%
Allied Healthcare Products [2]	226,798	898,120
Atrion Corporation	6,500	1,285,700
CryoLife [2]	50,573	283,209
DynaVox Cl. A [2]	20,000	152,000
Exactech [2]	121,000	2,179,210
Hansen Medical [1,2]	320,000	1,091,200
Kensey Nash [1,2]	42,078	1,061,628
Medical Action Industries [2]	125,250	1,020,787
NMT Medical [2,4]	118,500	972
STRATEC Biomedical Systems	14,000	622,036
Syneron Medical [1,2]	69,200	839,396
Theragenics Corporation [2]	306,900	540,144
Utah Medical Products	42,300	1,110,798
Young Innovations	61,450	1,752,554

		12,837,754

Health Care Providers & Services - 0.8%
Gentiva Health Services [2]	23,000	479,090
LHC Group [2]	14,800	341,288
PDI [1,2]	65,383	463,566
PharMerica Corporation [2]	40,000	510,400
Psychemedics Corporation	37,500	356,625
U.S. Physical Therapy	10,000	247,300

		2,398,269

Health Care Technology - 0.3%
Transcend Services [2]	37,200	1,093,308

Life Sciences Tools & Services - 0.9%
EPS	710	1,671,671
Furiex Pharmaceuticals [2]	23,758	422,655

36 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services (continued)
PAREXEL International [2]	28,800	$678,528

		2,772,854

Pharmaceuticals - 0.8%
Adolor Corporation [2]	460,500	916,395
Bukwang Pharmaceutical	44,700	495,840
Daewoong Pharmaceutical	11,904	428,005
Hi-Tech Pharmacal [1,2]	21,700	627,781

		2,468,021

Total (Cost $17,782,065)		22,522,666

Industrials – 25.9%
Aerospace & Defense - 1.8%
Ducommun	72,100	1,483,097
HEICO Corporation	52,500	2,873,850
Innovative Solutions and Support [2]	100,000	547,000
SIFCO Industries	45,800	748,830

		5,652,777

Air Freight & Logistics - 0.6%
Forward Air	50,700	1,713,153
Pacer International [2]	35,000	165,200

		1,878,353

Building Products - 3.4%
AAON	109,500	2,391,480
American Woodmark	72,000	1,247,040
Apogee Enterprises	57,900	741,699
Burnham Holdings Cl. A [4]	113,000	1,610,250
Griffon Corporation [2]	89,500	902,160
NCI Building Systems [2]	8,400	95,676
Sung Kwang Bend	28,000	578,214
Trex Company [1,2]	90,000	2,203,200
WaterFurnace Renewable Energy	48,400	1,114,086

		10,883,805

Commercial Services & Supplies - 2.7%
CompX International Cl. A	107,500	1,416,850
Courier Corporation	30,450	336,473
Heritage-Crystal Clean [2]	113,301	2,173,113
Interface Cl. A	27,000	522,990
Team [2]	107,040	2,582,875
US Ecology	82,000	1,402,200

		8,434,501

Construction & Engineering - 0.9%
Comfort Systems USA	27,096	287,488
Integrated Electrical Services [2]	305,090	957,983
MYR Group [2]	28,500	666,900
Pike Electric [2]	73,900	653,276
Sterling Construction [2]	25,000	344,250

		2,909,897

Electrical Equipment - 2.7%
AZZ	18,247	835,713
Deswell Industries	564,371	1,636,676
Encore Wire	15,000	363,300
Fushi Copperweld [2]	204,063	1,169,281
Jinpan International	124,124	1,387,706

	SHARES	VALUE

Industrials (continued)
Electrical Equipment (continued)
LSI Industries	79,812	$633,707
Powell Industries [2]	40,600	1,481,900
Preformed Line Products	16,000	1,138,880

		8,647,163

Industrial Conglomerates - 1.0%
Raven Industries	58,400	3,253,464

Machinery - 6.8%
Armstrong Industrial	2,166,800	611,654
Cascade Corporation	8,600	409,102
CIRCOR International	14,000	599,620
Columbus McKinnon [2]	26,050	467,858
Eastern Company (The)	39,750	637,987
FAG Bearings India	23,700	631,554
Force Protection [2]	126,700	629,066
Foster (L.B.) Company Cl. A	69,700	2,293,827
FreightCar America [2]	42,900	1,087,086
Graham Corporation	46,100	940,440
Hurco Companies [2]	45,966	1,480,565
NN [2]	114,300	1,709,928
PMFG [2]	143,800	2,854,430
Semperit AG Holding	12,500	623,499
Sun Hydraulics	58,925	2,816,615
Tennant Company	92,300	3,685,539

		21,478,770

Professional Services - 3.5%
Acacia Research-Acacia Technologies [2]	23,500	862,215
Advisory Board (The) [2]	41,400	2,396,232
CBIZ [2]	47,000	345,920
Exponent [2]	58,400	2,540,984
GP Strategies [2]	41,385	565,319
Heidrick & Struggles International	20,000	452,800
JobStreet Corporation	50,000	48,518
Kforce [2]	60,000	784,800
On Assignment [2]	41,100	404,013
SFN Group [2]	300,000	2,727,000

		11,127,801

Road & Rail - 1.7%
Frozen Food Express Industries [2]	157,000	560,490
Patriot Transportation Holding [2]	111,681	2,498,304
Universal Truckload Services [2]	134,200	2,298,846

		5,357,640

Trading Companies & Distributors - 0.8%
Aceto Corporation	72,219	484,590
Houston Wire & Cable	67,375	1,047,681
Lawson Products	50,269	988,791

		2,521,062

Total (Cost $54,212,842)		82,145,233

Information Technology – 18.8%
Communications Equipment - 1.1%
Anaren [2]	8,000	170,000
Bel Fuse Cl. A	67,705	1,570,756
Cogo Group [2]	104,275	556,829

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
PC-Tel [2]	44,100	$285,768
Zhone Technologies [2]	316,320	749,678

		3,333,031

Computers & Peripherals - 1.5%
Imation Corporation [2]	112,312	1,060,225
Intevac [2]	31,400	320,594
Rimage Corporation	79,200	1,063,656
Super Micro Computer [2]	55,754	897,082
TransAct Technologies [2]	78,600	919,620
Xyratex [2]	31,500	323,190

		4,584,367

Electronic Equipment, Instruments & Components - 6.1%
Agilysys [2]	90,000	750,600
Diguang International Development [2]	230,000	4,600
Diploma	50,000	301,105
Domino Printing Sciences	80,000	875,685
Frequency Electronics [2]	115,000	1,092,500
Hana Microelectronics	500,000	379,826
Hollysys Automation Technologies [2]	252,100	2,349,572
Inficon Holding	3,600	751,942
Mercury Computer Systems [2]	20,900	390,412
Mesa Laboratories	48,267	1,528,133
Methode Electronics	28,400	329,724
Newport Corporation [2]	80,900	1,469,953
Park Electrochemical	15,400	430,430
Pulse Electronics	150,000	663,000
Research Frontiers [1,2]	30,150	137,786
Richardson Electronics	250,900	3,409,731
Rogers Corporation [2]	58,400	2,698,080
TTM Technologies [2]	114,400	1,832,688

		19,395,767

Internet Software & Services - 1.1%
†Bitauto Holdings ADR [1,2]	50,000	390,000
CryptoLogic [1,2]	88,300	131,567
Marchex Cl. B	95,000	843,600
Support.com [2]	215,000	1,032,000
WebMediaBrands [2]	525,000	703,500
World Energy Solutions [1,2]	72,920	306,264

		3,406,931

IT Services - 4.9%
Cass Information Systems	15,000	566,400
Computer Task Group [2]	161,100	2,121,687
Forrester Research	54,900	1,809,504
iGATE Corporation [1,2]	81,200	1,325,184
Innodata Isogen [2]	593,832	1,573,655
Integral Systems [2]	123,000	1,496,910
Sapient Corporation [2]	350,000	5,260,500
Tier Technologies [1,2]	181,980	909,900
Yucheng Technologies [2]	138,244	452,058

		15,515,798

Semiconductors & Semiconductor Equipment - 1.5%
Advanced Analogic Technologies [2]	80,000	484,400
† Amtech Systems [1,2]	12,200	251,808

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Exar Corporation [2]	311,208	$1,969,947
Himax Technologies ADR	118,968	261,729
Integrated Silicon Solution [2]	93,000	899,310
PLX Technology [2]	110,000	381,700
Rudolph Technologies [2]	58,900	630,819

		4,879,713

Software - 2.6%
ACI Worldwide [2]	69,600	2,350,392
Actuate Corporation [2]	210,800	1,233,180
American Software Cl. A	67,200	558,432
Fundtech	73,500	1,467,060
Pegasystems	49,000	2,280,950
S1 Corporation [2]	60,000	448,800

		8,338,814

Total (Cost $38,345,174)		59,454,421

Materials – 8.9%
Chemicals - 2.4%
Balchem Corporation	63,375	2,774,558
Hawkins	54,697	1,981,125
Landec Corporation [2]	60,300	397,980
Quaker Chemical	53,700	2,309,637

		7,463,300

Construction Materials - 0.8%
Ash Grove Cement [4]	8,000	1,280,000
Monarch Cement	52,303	1,297,114

		2,577,114

Metals & Mining - 4.9%
AuRico Gold [2]	74,636	820,250
Aurizon Mines [2]	47,000	262,730
Central Steel & Wire [4]	1,088	690,880
Chesapeake Gold [2]	20,000	226,865
Endeavour Mining [1,2]	618,200	1,480,680
Endeavour Mining (Warrants) [2]	50,000	31,106
Exeter Resource [2]	140,000	585,200
Extorre Gold Mines [2]	140,000	1,790,600
Haynes International	11,400	706,002
Horsehead Holding Corporation [2]	43,700	582,084
MAG Silver [2]	74,750	746,005
Materion Corporation [2]	27,000	998,190
Midway Gold [1,2]	345,000	676,200
Minefinders Corporation [1,2]	36,000	468,360
Northgate Minerals [2]	270,000	702,000
RTI International Metals [2]	25,000	959,250
Seabridge Gold [2]	16,700	471,107
Sprott Resource [2]	104,400	496,860
Synalloy Corporation [2]	58,200	789,774
Universal Stainless & Alloy Products [1,2]	36,299	1,697,341
Victoria Gold [2]	200,000	124,423
Vista Gold [1,2]	50,000	141,500

		15,447,407

Paper & Forest Products - 0.8%
Pope Resources L.P.	51,205	2,330,339

38 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Materials (continued)
Paper & Forest Products (continued)
† QX Paper [3]	1,500,000	$198,543

		2,528,882

Total (Cost $16,655,110)		28,016,703

Telecommunication Services – 0.5%
Diversified Telecommunication Services - 0.5%
Neutral Tandem [2]	90,000	1,567,800

Total (Cost $1,163,871)		1,567,800

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
China Hydroelectric ADS [1,2]	83,100	339,048

Total (Cost $664,490)		339,048

Miscellaneous[5] – 4.0%
Total (Cost $13,021,512)		12,781,197

TOTAL COMMON STOCKS
(Cost $237,561,960)		324,269,925

PREFERRED STOCK – 0.4%
Seneca Foods Conv.[2,4]
(Cost $578,719)	45,409	1,156,113

VALUE

REPURCHASE AGREEMENT – 16.6%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $52,666,015 (collateralized by obligations of various U.S. Government Agencies, 1.00% due 4/30/12, valued at $53,984,275) (Cost $52,666,000)	$52,666,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $10,869,503)	10,869,503

TOTAL INVESTMENTS – 122.7%
(Cost $301,676,182)	388,961,541

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.8)%	(12,013,716)

PREFERRED STOCK – (18.9)%	(60,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$316,947,825

†	New additions in 2011.
[1]	All or a portion of these securities were on loan at June 30, 2011. Total market value of loaned securities at June 30, 2011, was $10,560,798.
[2]	Non-income producing.
[3]

Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2011 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $302,239,388. At June 30, 2011, net unrealized appreciation for all securities was $86,722,153, consisting of aggregate gross unrealized appreciation of $114,347,581 and aggregate gross unrealized depreciation of $27,625,428. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust	June 30, 2011 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$336,295,541
Repurchase agreements (at cost and value)	52,666,000
Cash and foreign currency	3,777
Receivable for investments sold	143,405
Receivable for dividends and interest	306,749
Prepaid expenses and other assets	24,538

Total Assets	389,440,010

LIABILITIES:
Payable for collateral on loaned securities	10,869,503
Payable for investments purchased	1,219,389
Payable for investment advisory fee	203,522
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	119,771

Total Liabilities	12,492,185

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$316,947,825

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 27,823,031 shares outstanding (150,000,000 shares authorized)	$229,856,846
Undistributed net investment income (loss)	(1,328,983)
Accumulated net realized gain (loss) on investments and foreign currency	9,911,219
Net unrealized appreciation (depreciation) on investments and foreign currency	87,273,829
Unallocated and accrued distributions	(8,765,086)

Net Assets applicable to Common Stockholders (net asset value per share - $11.39)	$316,947,825

Investments at identified cost (including $10,869,503 of collateral on loaned securities)	$249,010,182
Market value of loaned securities	10,560,798

40 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Six Months Ended June 30, 2011 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$1,649,476
Interest	8,812
Securities lending	50,572

Total income	1,708,860

Expenses:
Investment advisory fees	1,125,541
Stockholder reports	58,241
Custody and transfer agent fees	55,303
Professional fees	33,042
Directors' fees	31,872
Administrative and office facilities	17,870
Other expenses	30,163

Total expenses	1,352,032
Compensating balance credits	(11)

Net expenses	1,352,021

Net investment income (loss)	356,839

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	7,050,577
Foreign currency transactions	(9,291)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	3,412,535
Other assets and liabilities denominated in foreign currency	35,868

Net realized and unrealized gain (loss) on investments and foreign currency	10,489,689

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	10,846,528

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$9,046,528

1 Net of foreign withholding tax of $32,922.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$356,839	$2,194,992
Net realized gain (loss) on investments and foreign currency	7,041,286	43,946,229
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,448,403	26,663,923

Net increase (decrease) in net assets from investment operations	10,846,528	72,805,144

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(2,832,980)
Net realized gain on investments and foreign currency	–	(767,020)
Unallocated distributions[1]	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	9,046,528	69,205,144

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,720,810)
Net realized gain on investments and foreign currency	–	(465,903)
Unallocated distributions[1]	(6,885,086)	–

Total distributions to Common Stockholders	(6,885,086)	(2,186,713)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	3,507,568	1,104,264

Total capital stock transactions	3,507,568	1,104,264

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	5,669,010	68,122,695

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	311,278,815	243,156,120

End of period (including undistributed net investment income (loss) of $(1,328,983) at 6/30/11 and $(1,685,821) at 12/31/10)	$316,947,825	$311,278,815

1 To be allocated to net investment income, net realized gains and/or return of capital at year end.

42 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Six months ended June 30, 2011 (unaudited)

		Years ended December 31,

		2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$11.34	$8.90	$6.39	$13.48	$14.77	$13.43

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.08	0.00	0.02	(0.00)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	2.58	2.88	(5.70)	0.24	3.04

Total investment operations	0.39	2.66	2.88	(5.68)	0.24	3.05

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.10)	(0.04)	(0.01)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	–	(0.03)	–	(0.13)	(0.14)	(0.14)
Return of capital	–	–	(0.09)	–	–	–
Unallocated distributions[1]	(0.07)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.07)	(0.13)	(0.13)	(0.14)	(0.15)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.32	2.53	2.75	(5.82)	0.09	2.89

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.06)	–	(0.09)	(0.08)	(0.20)
Net realized gain on investments and foreign currency	–	(0.02)	–	(0.83)	(1.27)	(1.35)
Return of capital	–	–	(0.22)	(0.27)	–	–
Unallocated distributions[1]	(0.25)	–	–	–	–	–

Total distributions to Common Stockholders	(0.25)	(0.08)	(0.22)	(1.19)	(1.35)	(1.55)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.01)	(0.02)	(0.08)	(0.03)	(0.00)

Total capital stock transactions	(0.02)	(0.01)	(0.02)	(0.08)	(0.03)	(0.00)

NET ASSET VALUE, END OF PERIOD	$11.39	$11.34	$8.90	$6.39	$13.48	$14.77

MARKET VALUE, END OF PERIOD	$9.86	$9.80	$7.37	$5.62	$11.94	$16.57

TOTAL RETURN:[2]
Market Value	3.29%[3]	34.10%	37.91%	(45.84)%	(20.54)%	26.72%
Net Asset Value	3.12%[3]	28.50%	46.47%	(45.45)%	0.64%	22.46%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses[4,5]	0.86%[6]	1.12%	1.59%	1.55%	1.56%	1.64%
Investment advisory fee expense[7]	0.72%[6]	0.97%	1.38%	1.39%	1.44%	1.49%
Other operating expenses	0.14%[6]	0.15%	0.21%	0.16%	0.12%	0.15%
Net investment income (loss)	0.23%[6]	0.84%	0.02%	0.15%	(0.07)%	0.05%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$316,948	$311,279	$243,156	$169,854	$331,476	$343,682
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	13%	27%	30%	42%	41%	34%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$157.06	$154.70	$126.32	$95.77	$163.11	$168.20
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.21	$25.11	$23.47	$23.08	$24.06	$24.15

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.72%, 0.91%, 1.21%, 1.26%, 1.33% and 1.38% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[5]

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.17%, 1.74% and 1.58% for the years ended December 31, 2010, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 0.86%, 1.17%, 1.74%, 1.58%, 1.56% and 1.64% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[6]	Annualized
[7]

The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

      Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level	3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$286,239,391	$37,795,804	$234,730	$324,269,925
Preferred stocks	–	1,156,113	–	1,156,113
Cash equivalents	10,869,503	52,666,000	–	63,535,503

Level 3 Reconciliation:

					Realized and Unrealized Gain (Loss)[1]
	Balance as of 12/31/10	Purchases	Transfers Out			Balance as of 6/30/11
				Sales

Common stocks	$36,229	$459,067	$–	$–	$(260,566)	$234,730

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

44 | 2011 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long- term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2011 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock:
     The Fund issued 371,641 and 117,475 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2011, and the year ended December 31, 2010, respectively.
     At June 30, 2011, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock's dividend rate.
     For the six rolling 36-month periods ended June 2011, the Fund’s investment performance ranged from 5% to 10% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,517,526 and a net downward adjustment of $391,985 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2011, the Fund accrued and paid Royce investment advisory fees totaling $1,125,541.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $40,508,082 and $40,927,150, respectively.

46 | 2011 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2011 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 101.2%

Consumer Discretionary – 7.5%
Automobiles - 1.6%
Thor Industries	100,000	$2,884,000

Specialty Retail - 5.9%
Buckle (The)	120,000	5,124,000
GameStop Corporation Cl. A [1]	195,000	5,200,650

		10,324,650

Total (Cost $11,319,256)		13,208,650

Consumer Staples – 5.6%
Food Products - 4.3%
Cal-Maine Foods	75,000	2,397,000
Industrias Bachoco ADR	90,000	2,169,000
Sanderson Farms	65,000	3,105,700

		7,671,700

Personal Products - 1.3%
Nu Skin Enterprises Cl. A	60,000	2,253,000

Total (Cost $7,619,440)		9,924,700

Energy – 13.4%
Energy Equipment & Services - 11.1%
Ensco ADR	75,000	3,997,500
Helmerich & Payne	50,000	3,306,000
Pason Systems	150,000	2,261,393
Tesco Corporation [1]	100,000	1,941,000
Trican Well Service	220,000	5,168,956
Unit Corporation [1]	50,000	3,046,500

		19,721,349

Oil, Gas & Consumable Fuels - 2.3%
Exxon Mobil	50,000	4,069,000

Total (Cost $15,043,210)		23,790,349

Financials – 20.8%
Capital Markets - 14.3%
†Affiliated Managers Group [1]	20,000	2,029,000
Ashmore Group	650,000	4,154,435
Franklin Resources	45,000	5,908,050
INTL FCStone [1]	65,000	1,573,650
Knight Capital Group Cl. A [1]	175,000	1,928,500
Partners Group Holding	10,000	1,769,880
Sprott	350,000	2,681,839
U.S. Global Investors Cl. A	147,849	1,064,513
Value Partners Group	4,800,000	4,125,542

		25,235,409

Diversified Financial Services - 0.8%
PICO Holdings [1]	50,000	1,450,000

Insurance - 3.3%
Berkshire Hathaway Cl. B [1]	75,000	5,804,250

Real Estate Management & Development - 2.4%
Kennedy-Wilson Holdings	349,170	4,277,333

Total (Cost $30,888,381)		36,766,992

	SHARES	VALUE
Health Care – 0.9%
Biotechnology - 0.9%
Myriad Genetics [1]	70,000	$1,589,700

Total (Cost $1,757,953)		1,589,700

Industrials – 9.0%
Building Products - 1.8%
Simpson Manufacturing	50,000	1,493,500
WaterFurnace Renewable Energy	70,000	1,611,281

		3,104,781

Construction & Engineering - 1.2%
Jacobs Engineering Group [1]	50,000	2,162,500

Electrical Equipment - 1.1%
GrafTech International [1]	100,000	2,027,000

Machinery - 3.8%
Lincoln Electric Holdings	50,000	1,792,500
Pfeiffer Vacuum Technology	15,000	1,880,873
Semperit AG Holding	60,000	2,992,798

		6,666,171

Road & Rail - 1.1%
Patriot Transportation Holding [1]	90,000	2,013,300

Total (Cost $11,294,092)		15,973,752

Information Technology – 18.1%
Computers & Peripherals - 4.7%
†SanDisk Corporation [1]	60,000	2,490,000
Western Digital [1]	160,000	5,820,800

		8,310,800

Semiconductors & Semiconductor Equipment - 10.5%
Aixtron ADR [2]	65,000	2,217,800
Analog Devices	142,000	5,557,880
MKS Instruments	160,000	4,227,200
†Teradyne [1]	280,000	4,144,000
† Veeco Instruments [1,2]	50,000	2,420,500

		18,567,380

Software - 2.9%
Microsoft Corporation	200,000	5,200,000

Total (Cost $30,368,842)		32,078,180

Materials – 25.9%
Chemicals - 4.0%
Mosaic Company (The)	60,000	4,063,800
†Westlake Chemical	60,000	3,114,000

		7,177,800

Metals & Mining - 21.9%
Alamos Gold	120,000	1,987,039
Allied Nevada Gold [1]	160,000	5,659,200
Centamin Egypt [1]	1,200,000	2,413,811
Endeavour Mining [1]	1,100,000	2,634,662
Fresnillo	75,000	1,690,454
Major Drilling Group International	220,000	2,862,772
†Newmont Mining	60,000	3,238,200
Nucor Corporation	50,000	2,061,000
Pan American Silver	118,500	3,660,465

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 47

Royce Focus Trust	June 30, 2011 (unaudited)

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum	75,000	$3,723,750
Schnitzer Steel Industries Cl. A	75,000	4,320,000
Seabridge Gold [1]	160,000	4,513,600

		38,764,953

Total (Cost $35,842,053)		45,942,753

TOTAL COMMON STOCKS
(Cost $144,133,227)		179,275,076

REPURCHASE AGREEMENT – 13.6%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $24,148,007 (collateralized by obligations of various U.S. Government Agencies, 0.45% due 7/1/11, valued at $24,751,725) (Cost $24,148,000)		24,148,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.009864%) (Cost $1,689,546)		1,689,546

TOTAL INVESTMENTS – 115.8%
(Cost $169,970,773)		205,112,622

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.7)%		(3,050,367)

PREFERRED STOCK – (14.1)%		(25,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$177,062,255

†	New additions in 2011.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2011. Total market value of loaned securities at June 30, 2011, was $1,678,953.

Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $169,970,773. At June 30, 2011, net unrealized appreciation for all securities was $35,141,849, consisting of aggregate gross unrealized appreciation of $42,826,537 and aggregate gross unrealized depreciation of $7,684,688.

48 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2011 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$180,964,622
Repurchase agreements (at cost and value)	24,148,000
Cash and foreign currency	36
Receivable for investments sold	1,788,452
Receivable for dividends and interest	138,684
Prepaid expenses and other assets	27,960

Total Assets	207,067,754

LIABILITIES:
Payable for collateral on loaned securities	1,689,546
Payable for investments purchased	3,053,033
Payable for investment advisory fee	161,674
Preferred dividends accrued but not yet declared	33,324
Accrued expenses	67,922

Total Liabilities	5,005,499

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$177,062,255

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 20,073,105 shares outstanding (150,000,000 shares authorized)	$131,248,399
Undistributed net investment income (loss)	(1,108,707)
Accumulated net realized gain (loss) on investments and foreign currency	16,327,378
Net unrealized appreciation (depreciation) on investments and foreign currency	35,146,908
Unallocated and accrued distributions	(4,551,723)

Net Assets applicable to Common Stockholders (net asset value per share - $8.82)	$177,062,255

Investments at identified cost (including $1,689,546 of collateral on loaned securities)	$145,822,773
Market value of loaned securities	1,678,953

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 49

Royce Focus Trust	Six Months Ended June 30, 2011 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$1,294,819
Interest	3,702
Securities lending	73,795

Total income	1,372,316

Expenses:
Investment advisory fees	1,011,068
Stockholder reports	36,057
Custody and transfer agent fees	32,143
Professional fees	20,424
Directors' fees	19,103
Administrative and office facilities	9,472
Other expenses	34,208

Total expenses	1,162,475
Compensating balance credits	(3)

Net expenses	1,162,472

Net investment income (loss)	209,844

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	15,532,593
Foreign currency transactions	(19,712)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(8,805,394)
Other assets and liabilities denominated in foreign currency	2,408

Net realized and unrealized gain (loss) on investments and foreign currency	6,709,895

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	6,919,739

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$6,169,739

[1] Net of foreign withholding tax of $103,150.

50 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$209,844	$(214,447)
Net realized gain (loss) on investments and foreign currency	15,512,881	13,893,721
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,802,986)	18,614,471

Net increase (decrease) in net assets from investment operations	6,919,739	32,293,745

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(941,621)
Net realized gain on investments and foreign currency	–	(558,379)
Unallocated distributions[1]	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	6,169,739	30,793,745

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	–
Unallocated distributions[1]	(3,768,391)	–

Total distributions to Common Stockholders	(3,768,391)	–

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,370,134	–

Total capital stock transactions	2,370,134	–

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	4,771,482	30,793,745

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	172,290,773	141,497,028

End of period (including undistributed net investment income (loss) of $(1,108,707) at 6/30/11 and $(1,318,551) at 12/31/10)	$177,062,255	$172,290,773

1 To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Semiannual Report to Stockholders | 51

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Six months ended June 30, 2011	Years ended December 31,

	(unaudited)	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$8.72	$7.16	$4.76	$8.92	$9.75	$9.76

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.01)	0.03	0.07	0.15	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	1.65	2.54	(3.67)	1.12	1.50

Total investment operations	0.35	1.64	2.57	(3.60)	1.27	1.66

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.05)	(0.08)	(0.01)	(0.02)	(0.01)
Net realized gain on investments and foreign currency	–	(0.03)	–	(0.07)	(0.07)	(0.09)
Unallocated distributions[1]	(0.04)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.04)	(0.08)	(0.08)	(0.08)	(0.09)	(0.10)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.31	1.56	2.49	(3.68)	1.18	1.56

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	(0.00)	(0.07)	(0.44)	(0.20)
Net realized gain on investments and foreign currency	–	–	–	(0.37)	(1.57)	(1.37)
Return of capital	–	–	(0.09)	(0.03)	–	–
Unallocated distributions[1]	(0.19)	–	–	–	–	–

Total distributions to Common Stockholders	(0.19)	–	(0.09)	(0.47)	(2.01)	(1.57)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	–	(0.00)	(0.01)	(0.00)	(0.00)

Total capital stock transactions	(0.02)	–	(0.00)	(0.01)	(0.00)	(0.00)

NET ASSET VALUE, END OF PERIOD	$8.82	$8.72	$7.16	$4.76	$8.92	$9.75

MARKET VALUE, END OF PERIOD	$7.79	$7.57	$6.33	$4.60	$8.97	$10.68

TOTAL RETURN:[2]
Market Value	5.51%[3]	19.59%	40.84%	(44.94)%	3.02%	30.50%
Net Asset Value	3.71%[3]	21.79%	53.95%	(42.71)%	12.22%	16.33%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses[4,5]	1.31%[6]	1.37%	1.42%	1.34%	1.32%	1.36%
Investment advisory fee expense	1.14%[6]	1.17%	1.16%	1.13%	1.14%	1.16%
Other operating expenses	0.17%[6]	0.20%	0.26%	0.21%	0.18%	0.20%
Net investment income (loss)	0.24%[6]	(0.15)%	0.49%	0.72%	1.13%	1.54%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$177,062	$172,291	$141,497	$92,550	$165,807	$158,567
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	22%	36%	46%	51%	62%	30%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$202.06	$197.29	$166.48	$117.55	$190.81	$183.57
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.42	$25.38	$23.56	$22.89	$24.37	$24.98

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.15% 1.17%, 1.16%, 1.14%, 1.15% and 1.17% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[5]

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.48% and 1.39% for the years ended December 31, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 1.31%, 1.37%, 1.48%, 1.39%, 1.31% and 1.36% for the periods ended June 30, 2011, and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[6]	Annualized

52 | 2011 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At June 30, 2011, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 24% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

      Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level	3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$141,039,341	$38,235,735	–	$179,275,076
Cash equivalents	1,689,546	24,148,000	–	25,837,546

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2011 Semiannual Report to Stockholders | 53

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 314,042 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2011.
     At June 30, 2011, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred

54 | 2011 Semiannual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock (continued):
Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2011, the Fund accrued and paid Royce investment advisory fees totaling $1,011,068.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $39,357,009 and $42,403,191, respectively.

2011 Semiannual Report to Stockholders | 55

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 71  |  Number of Funds Overseen: 35  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President,
Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee1
Age: 56  |  Number of Funds Overseen: 51  |  Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62  |  Number of Funds Overseen: 35  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73  |  Number of Funds Overseen: 35  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71  |  Number of Funds Overseen: 35  |  Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69  |  Number of Funds Overseen: 51  |  Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71  |  Number of Funds Overseen: 35  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65  |  Number of Funds Overseen: 51  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59  |  Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44  |  Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

56 | The Royce Funds 2011 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2011. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2010, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2011 Semiannual Report to Stockholders | 57

Board Approval of Investment Advisory Agreements

At meetings held on June 1-2, 2011, each of the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements were considered at the same Board meetings, the Board dealt with each agreement separately. Among other factors, the directors considered the following:
     The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive stockholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the

Funds. Lastly, the Board noted R&A’s ability to attract and retain quality and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in its review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Using Morningstar data, Royce Value Trust’s Sharpe Ratio placed in the middle quintile within the Small Blend category assigned by Morningstar for the three-year period and in the second quartile for the five-year and ten-year periods ended December 31, 2010. As measured against its open-end peers, Royce Micro-Cap Trust’s Sharpe Ratio placed in the middle quintile for the three-year period and the second quartile within the Small Blend, Growth or Value category assigned by Morningstar for the five-year and ten-year periods ended December 31, 2010. Finally, Royce Focus Trust’s Sharpe Ratio placed in the top quartile within the Small Growth category assigned by Morningstar for the three-year, five-year and ten-year periods ended December 31, 2010.
     The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with the Funds: The Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment

58 | The Royce Funds 2011 Semiannual Report to Stockholders

advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted that, in the case of Royce Value Trust, the Fund had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over a rolling period of sixty months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term common stockholders. The Board noted that R&A had also agreed to waive its management fee on that portion of the Fund’s assets equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s fixed dividend rate. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where the Fund’s trailing three-year performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that the Fund’s performance earned R&A no fee during the period January 1, 2010 through November 30, 2010.
     In the case of Royce Micro-Cap Trust, the directors noted that the Fund had a 1.00% basic fee subject to adjustment up or down based on the Fund’s performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The Board also noted R&A’s voluntary waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the fixed dividend rate on the preferred for each month during the year. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would rank in the second quartile when compared against its Morningstar-assigned open-end peer group.
     Finally, in the case of Royce Focus Trust, the Board noted that R&A had agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s fixed dividend rate. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place within the median of its Morningstar-assigned open-end peer group.
     The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the Funds’ base advisory fees compared favorably to the advisory fees charged to those other accounts.
     The entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2011 Semiannual Report to Stockholders | 59

2011: In Quotes

Between 2000 and 2010 China’s demand for oil doubled on a per day basis from 4.5 million barrels a day to nine million barrels per day. Over the same period of time, the U.S. is basically unchanged at about 19 million barrels per day. In the past year and a half, Asia has surpassed North America in demand of oil per day; a fundamental structural change.

– Robert Rodriguez, First Pacific Advisors, No-Load Fund Analyst, June 2011

Points To Ponder
Since 1928, the average bull market has lasted 57 months providing a 164% gain. Our current “baby” bull has furnished investors with a 91% price return in a mere 23 months. The data are similarly as compelling if one looks at the duration of economic expansions. Our current recovery has been underway for 20 months while the average duration has been 45 months over the last 110 years.

– Jason Trennert, Investment Strategy Viewpoint, February 4, 2011

Usually the first third of a bull market is led by stocks bouncing back from getting crushed in the prior bear. But the last two-thirds of bulls are usually led by high-quality stocks, and particularly ones that weren’t perceived to be high quality early on.

– Ken Fisher, Forbes, May 9, 2011

Statisticians deal with things that repeat themselves. This housing boom and bust is so historic and unprecedented, you can’t forecast the future because you have no comparison.

– Robert Shiller, Yale University, Bloomberg, June 9, 2011

The central irony of financial crisis is that while it is caused by too much confidence, borrowing and lending, and spending, it is resolved only by increases in confidence, borrowing and lending, and spending.

– Larry Summers, CNN Money, June 13, 2011

In Absolute Agreement
The saving grace is that, although value is a weak force in any single year, it becomes a monster over several years. Like gravity, it slowly wears down the opposition.

– Jeremy Grantham, GMO Quarterly Letter, January 2011

During the dot-com bubble, you met lots of people with tech stocks. Taxi drivers told you what dot-coms they owned. During the housing bubble you met normal, ordinary people who were trading up to expensive homes using adjustable-rate mortgages, buying new condos off plan to flip, and cashing out their fictional “equity” through a refinance mortgage. But who actually owns gold? I keep hearing about the gold bubble, but every time I ask people if they own any themselves, they say, “no, no, of course not, it’s a bubble.”

– Brett Arends, MarketWatch.com, May 4, 2011

The genius of investing is recognizing the direction of a trend—not catching highs and lows.

– Anonymous

As long as inflation doesn’t ramp up to the double-digit levels of the 1970s and early 1980s—a scenario I consider extremely unlikely—stocks will act as an excellent hedge. The reason is simple: Stocks are claims on real assets, such as land and plant and equipment, which appreciate in value as overall prices increase.

– Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2011

To the extent that some managers are trying to replace active security selection with active allocation across sectors, that is another name for market timing. History suggests that is rarely a durable strategy.

– Edward Bernard, T. Rowe Price Vice Chairman, Bloomberg, June 9, 2011

Cocktail Conversation
Turn on the television or surf the Web and you’re inundated with information about the market. But that access to information hasn’t made people better investors.

– Norm Rothery, The Globe and Mail,
January 1, 2011

We have to realize that the world is a different place and that the number of consumers in the world is in the process of doubling. That means that resources are going to be scarce. That means energy is going to be scarce, and the prices of energy in general and commodities in particular are going to be high.

– Dennis Stattman, Barron’s, May 28, 2011

Timeless Tidbits

Nothing in the world can take the place of persistence. Talent will not; nothing is more common than successful men with talent.

– Calvin Coolidge

Talent hits a target no one else can hit; genius hits a target no one else can see.

– Arthur Schopenhauer

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

60 | This page is not part of the 2011 Semiannual Report to Stockholders

About The Royce Funds

Wealth Of Experience	Consistent Discipline

With approximately $41 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $153 million invested in The Royce Funds.

Contact Us

General Information	RIA Services	Broker/Dealer Services	Computershare
Additional Report Copies and Prospectus Inquiries (800) 221-4268	Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Transfer Agent and Registrar (800) 426-5523	CE-REP-0611

Item 2.  Code(s) of Ethics.   Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.  Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.  Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable to this semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.   Attached hereto.

(a)(1)  Not applicable to this semi-annual report.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce

       Charles M. Royce

       President

Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.

ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce

BY:  /s/John D. Diederich

       Charles M. Royce

        John D. Diederich

       President

        Chief Financial Officer

Date: August 22, 2011

Date: August 22, 2011